SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN
PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the registrant [ X ]
Filed by a party other than the registrant [     ]
Check the appropriate box:
[     ] Preliminary Proxy Statement
[     ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X ] Definitive Proxy Statement
[     ] Definitive Additional Materials
[     ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

APPLIED FILMS CORPORATION
(Name of registrant as specified in its charter)

________________________________________________________________________
(Name of person(s) filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[ X ] No fee required
[     ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies: ______________________________________
(2)	Aggregate number of securities to which transaction applies:______________________________________
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _________________________
(4)	Proposed maximum aggregate value of transaction: _____________________________________________
(5)	Total fee Paid: _________________________________________________________________________

[     ] Fee paid previously with preliminary materials
[     ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid: _________________________________________________________________
(2)	Form, schedule, or registration statement no.: __________________________________________________
(3)	Filing party: ___________________________________________________________________________
(4)	Date filed: ____________________________________________________________________________

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

OCTOBER 28, 2005

APPLIED FILMS CORPORATION

LONGMONT, COLORADO

APPLIED FILMS CORPORATION
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Dear Shareholders:

        The Annual Meeting of Shareholders of Applied Films Corporation will be held at 9586 I-25 Frontage Road, Suite 200, Longmont, Colorado 80504, on Friday, October 28, 2005, at 8:00 A.M., local time, for the following purposes:

1.	To elect two directors each for a term of three years.

2.	To elect one Secretary to the Board for a term of one year.

3.	To consider and vote upon a proposal to increase the number of authorized shares under the Long Term Incentive Plan to 2,400,000 authorized shares.

4.	To consider and vote upon a proposal to ratify the appointment of Deloitte & Touche LLP as Applied Films Corporation’s independent auditors for the 2006 fiscal year.

5.	To transact such other business as may properly come before the meeting or at any adjournment of the meeting.

        Shareholders of record at the close of business August 19, 2005, will be entitled to vote at the meeting or any adjournment of the meeting.

        Your vote is important. It is important that your shares be represented at the Annual Meeting. Whether or not you expect to attend the Annual Meeting, please sign, date and return the enclosed proxy in the envelope provided at your earliest convenience. If you do attend the meeting and wish to vote in person, you may do so even though you have submitted a proxy.

Dated: September 30, 2005
Longmont, Colorado

/s/Lawrence D. Firestone
——————————————
Lawrence D. Firestone, Chief Financial Officer,
Senior Vice President, Treasurer and Secretary

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APPLIED FILMS CORPORATION
9586 I-25 FRONTAGE ROAD, SUITE 200
LONGMONT, COLORADO 80504
———————————
PROXY STATEMENT

For the Annual Meeting of Shareholders
to be held October 28, 2005
———————————
SOLICITATION OF PROXIES FOR ANNUAL MEETING

        This Proxy Statement is furnished to the Shareholders of Applied Films Corporation in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Shareholders which will be held at 9586 I-25 Frontage Road, Suite 200, Longmont, Colorado 80504, October 28, 2005, at 8:00 A.M., local time.

        The Annual Meeting is being held for the following purposes:

1.	To elect two directors each for a term of three years.

2.	To elect one Secretary to the Board for a term of one year.

3.	To consider and vote upon a proposal to increase the number of authorized shares under the Long Term Incentive Plan to 2,400,000 authorized shares.

4.	To consider and vote upon a proposal to ratify the appointment of Deloitte & Touche LLP as Applied Films Corporation’s independent auditors for the 2006 fiscal year.

5.	To transact such other business as may properly come before the meeting or at any adjournment of the meeting.

        If you are a shareholder of record on August 19, 2005, you may vote by mail by signing and dating your proxy card and mailing it in the envelope provided. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example as guardian, executor, trustee, custodian, attorney or officer of a corporation), you should indicate your name and title or capacity.

        For shares held in street name, you should follow the voting directions provided by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee or, in most cases, submit voting instructions by telephone or the Internet. If you provide specific voting instructions by mail, telephone or the Internet, your shares will be voted by your broker or nominee as you have directed.

        If a proxy in the form distributed by our Board of Directors is properly executed and returned to us, the shares represented by the proxy will be voted at the Annual Meeting of Shareholders and at any adjournment of that meeting. Where shareholders specify a choice, the proxy will be voted as specified. If no choice is specified, the shares represented by the proxy will be voted FOR the nominees named by the Board of Directors in the proxy, FOR the increase in the authorized shares under the Long Term Incentive Plan and FOR the ratification of our independent auditors. Shares not voted at the meeting, whether by abstention, broker non-vote, or otherwise, will not be treated as votes cast at the meeting. Votes cast at the meeting and submitted by proxy will be tabulated by our transfer agent.

        A proxy may be revoked prior to its exercise by delivering a written notice of revocation to the Secretary of our Company, executing and delivering a proxy of a later date or attending the meeting and voting in person. Attendance at the meeting does not automatically act to revoke a proxy.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

        On August 19, 2005, there were 14,952,575 total shares of common stock outstanding. The record date for determining the shareholders entitled to vote at the Annual Meeting is August 19, 2005. Each share of common stock is entitled to one vote and shares cannot be voted unless the shareholder is present at the meeting or is represented by proxy.

        The following table sets forth as of August 19, 2005, information concerning persons known to management who may be deemed to be beneficial owners of more than 5% of our common stock. Except as described in the notes following the table, the following persons have sole voting and dispositive power as to all of their respective shares.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Common Stock

Artisan Partners Limited Partnership
875 East Wisconsin Ave., Suite 800
Milwaukee, WI 53202	897,600 (1)	6.0%

Eagle Asset Management, Inc.
880 Carillon Parkway
St. Petersburg, FL 33716	862,215 (2)	5.8%

Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116	829,180 (3)	5.5%

Dimensional Fund Advisors Inc.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401	810,872 (4)	5.4%

Emerald Advisers, Inc.
1857 William Penn Way
Lancaster, PA 17601	806,494 (5)	5.4%

NOTES

(1)	In a Form 13F filed August 12, 2005, Artisan Partners Limited Partnership, Artisan Investment Corporation, Andrew A. Ziegler and Carlene Murphy Ziegler disclosed that as of June 30, 2005, they had acquired beneficial ownership of 897,600 shares of common stock, over which they had shared dispositive power and shared voting power.

(2)	In a Schedule 13F filed on August 5, 2005, Eagle Asset Management Inc. disclosed that as of June 30, 2005, it exercised sole investment discretion over 862,215 shares of common stock. Of these 862,215 shares, Eagle Asset Management Inc. disclosed that it exercised sole voting authority over 49,510 shares and no voting authority over 812,705 shares.

(3)	In a Schedule 13G filed August 11, 2005, Massachusetts Financial Services Company disclosed that, as of June 30, 2005, it exercised sole investment discretion and sole voting power over 829,180 shares of common stock.

(4)	In a Form 13F filed July 21, 2005, Dimensional Fund Advisors Inc. disclosed that as of June 30, 2005, it had 810,872 shares of common stock, over which it had sole voting power with respect to 795,472 shares and shared voting power with respect to 15,400 shares.

(5)	In a Schedule 13F filed July 25, 2005, Emerald Advisers, Inc. disclosed that, as of June 30, 2005, it exercised sole investment discretion over 806,494 shares of common stock. Of these 806,494 shares, Emerald Advisers, Inc. disclosed that it exercised sole voting authority over 597,328 shares and no voting authority over 209,166 shares.

NOMINEES FOR ELECTION AS DIRECTORS

        Our Articles of Incorporation require the division of the Board of Directors into three classes of nearly equal size with staggered three-year office terms. The Articles of Incorporation provide that the Board shall consist of not less than five or more than nine members. The Board is currently composed of six members.

        Mr.        Beck and Mr. Chapin have been nominated for re-election to serve the terms indicated below. The Board of Directors has nominated the following two persons to election to the Board of Directors:

Person	Annual shareholder meeting at which term will expire

Richard P. Beck	2008
John S. Chapin	2008

        Holders of common stock should complete the accompanying proxy. Unless otherwise directed by a shareholder’s proxy, it is intended that the votes cast upon exercise of proxies in the form accompanying this statement will be in favor of electing the nominees as directors for the terms indicated above. The nominees are presently serving as directors. The following pages of this Proxy Statement contain more information about the nominees and our other directors.

        A plurality of the votes duly cast at the Annual Meeting is required to elect the nominees as directors of our Company. The individuals who receive this number of votes will be elected as directors. Shares not voted at the meeting, whether by abstention, broker non-vote, or otherwise, will not be treated as votes cast at the meeting. Votes cast at the meeting and submitted by proxy will be tabulated by our transfer agent.

        If any nominee becomes unavailable for election due to circumstances not now known, the accompanying proxy will be voted for such other person(s) to become a director as the Board of Directors selects. The Board of Directors recommends a vote FOR the election of the persons nominated by the Board.

NOMINEES FOR ELECTION AS SECRETARY TO THE BOARD OF DIRECTORS

        The Board of Directors has nominated the following person for re-election as the Secretary to the Board of Directors:

Person	Annual Shareholder Meeting at Which Term will Expire

Daniel C. Molhoek	2006

        Holders of common stock should complete the accompanying proxy. Unless otherwise directed by a shareholder’s proxy, it is intended that the votes cast upon exercise of proxies in the form accompanying this statement will be in favor of electing the nominee as Secretary to the Board of Directors for the term indicated above. The nominee is presently serving as Secretary to the Board of Directors. The following pages of this Proxy Statement contain more information about the nominee.

        A plurality of the votes cast at the Annual Meeting is required to elect the nominee as Secretary to the Board of Directors. As such, the individual who receives this number of votes cast by the holders of our common stock will be elected as Secretary to the Board of Directors. Shares not voted at the meeting, whether by abstention, broker non-vote, or otherwise, will not be treated as votes cast at the meeting. Votes cast at the meeting and submitted by proxy will be tabulated by our transfer agent.

        If the nominee becomes unavailable for election due to circumstances not now known, the accompanying proxy will be voted for such other person to become the Secretary to the Board of Directors as the Board of Directors selects. The Board of Directors recommends a vote FOR the election of this person nominated by the Board.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        Our Audit Committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending July 1, 2006. Representatives of Deloitte & Touche will be present at the annual meeting of shareholders and available to respond to appropriate questions. The Deloitte & Touche representatives will have the opportunity to make a statement if they so desire.

        Although the submission of this matter for approval by shareholders is not legally required, our Board of Directors believes that such submission follows sound corporate business practice and is in the best interests of our shareholders. If our shareholders do not ratify the appointment of Deloitte & Touche, the selection of such firm as our independent auditors will be reconsidered by the Audit Committee.

        The Board of Directors recommends a vote FOR the ratification of our independent auditors.

PRINCIPAL ACCOUNTING FIRM FEES

        The following table sets forth fees billed, or expected to be billed for professional services rendered by our principal auditors for fiscal years 2005 and 2004. Deloitte & Touche LLP was engaged as principal auditors effective September 27, 2004.

	Deloitte & Touche LLP Fiscal 2005	Ernst & Young Fiscal 2004

Audit Fees (1)	$751,422	$355,000
Audit Related Fees (2)	$32,300	$5,000
Tax Fees (3)	$215,117	$0
All Other Fees	$0	$0

(1)	Audit fees consisted of audit work performed on the financial statements and quarterly reviews, as well as work generally only the independent auditor can be expected to provide, such as consents and comfort letters in connection with our underwritten public offerings.

(2)	Audit related fees include accounting consultations in connection with acquisitions and consultations concerning financial accounting and reporting standards.

(3)	Tax Fees include those related to tax compliance, tax planning and tax advice. These services relate to both Corporate and expatriates.

        Prior to engaging our independent accountant to render audit or non-audit services or engaging any other accountant to render audit services for the Company or its subsidiaries, the engagement is first approved by our Audit Committee. The Audit Committee has adopted a policy governing its pre-approval of audit and non-audit services. The policy contains a list of permitted audit and non-audit services and the levels of fees for each that the Audit Committee has pre-approved for a fiscal year. Pre-approval of any such permitted service may be given as long as (1) it is not given more than one year before the commencement of the specified services, (2) the fees for the services do not exceed the pre-approved range of fees, and (3) there is sufficient back-up documentation for the specific services to be provided (to ensure that they fall within the description of the pre-approved services). Subject to these requirements, the policy gives the Audit Committee the ability to delegate to one or more of its members the authority to grant pre-approval of such permitted services. Any such pre-approvals by such designated members must be reported to the Audit Committee at its next regularly scheduled meeting.

NOMINEES AND DIRECTORS

        The content of the following table is based upon information as of August 19, 2005, furnished to us by the nominees and other directors.

Name	Age	Year First Became Director	Amount and Nature of Beneficial Ownership		Percent of Common Stock

Nominees for Election as a Director For a
Term to Expire in 2008

Richard P. Beck (a)	72	1998	28,000	(1)	*

John S. Chapin	64	1976	186,317	(2)	1.3%

Directors Whose Terms Expire in 2007

Allen H. Alley (a)	51	2002	14,000	(3)	*

Gerald J. Laber (b)	61	2004	7,000	(4)	*

Directors Whose Terms Expire in 2006

Thomas T. Edman	43	1998	153,310	(5)	1.1%

Vincent Sollitto, Jr. (a)	57	1999	27,000	(6)	*

Nominee for Election as Secretary to the Board
of Directors with a Term Expiring in 2006

Daniel C. Molhoek	64	N/A	24,500	(7)	*

*Denotes ownership of less than one percent.

(a)	Member of the Audit, Compensation, and Nominating and Corporate Governance Committees.
(b)	Member of the Audit Committee.

NOTES

(1)	Includes (i) 1,000 shares held by Mr. Beck and his spouse, and (ii) options to purchase 27,000 shares of common stock exercisable within 60 days.
(2)	Includes (i) 93,053 shares held by Mr. Chapin, (ii) 72,264 shares held by the John Chapin Family Trust, of which Mr. Chapin is the Trustee, and (iii) options to purchase 21,000 shares of common stock exercisable within 60 days.
(3)	Consists of options to purchase 14,000 shares of common stock exercisable within 60 days.
(4)	Consists of options to purchase 7,000 shares of common stock exercisable within 60 days.
(5)	Includes (i) 17,291 shares held by Mr. Edman, and (ii) options to purchase 136,019 shares of common stock exercisable within 60 days.
(6)	Consists of options to purchase 27,000 shares of common stock exercisable within 60 days.
(7)	Includes (i) 2,500 shares held by Mr. Molhoek, (ii) 500 shares held by Mr. Molhoek and his spouse, 500 shares held by Mr. Molhoek’s spouse, and (iv) options to purchase 21,000 shares of common stock exercisable within 60 days.

Richard P. Beck has served as our Chairman of the Board since October 2001 and as a director since May 1998. From March 1992 to May 2002, Mr. Beck served in various capacities for Advanced Energy Industries, Inc. (NASDAQ:AEIS), a manufacturer of power conversion and integrated technology solutions, including Senior Vice President from November 2001 to May 2002, Senior Vice President and Chief Financial Officer from February 1998 to November 2001, and Vice President and Chief Financial Officer from March 1992 to February 1998, and he continues to serve as a director of the company, is a member of its audit committee and chairman of its governance committee. From November 1987 to March 1992, Mr. Beck served as Executive Vice President and Chief Financial Officer of Cimage Corporation, a computer software company. Mr. Beck serves as a director of TTM Technologies, Inc. (NASDAQ:TTMI), he serves as chairman of its audit committee and on the governance committee. Mr. Beck has a Bachelor of Science degree in accounting and a Master’s degree in business administration in finance from Babson College.

John S. Chapin co-founded Applied Films Lab, Inc. in 1976 and served as Vice President of Research until his retirement in November 2000. He also served as Corporate Secretary from 1976 to November 2000. Mr. Chapin has served as a director of our company since its inception. Mr. Chapin is the inventor of the planar magnetron and co-inventor of a reactive sputtering process control. Mr. Chapin has a Bachelor of Science degree in geophysics from the Colorado School of Mines and a Master’s degree in electrical engineering from the University of Colorado.

Allen H. Alley has been a director of our company since September 2002. Since 1997 Mr. Alley has served as President, CEO, and Chairman of the Board of Pixelworks (NASDAQ:PXLW). From 1992 to 1997, Mr. Alley served as the Vice President Corporate Development, Engineering and Product Marketing at InFocus (NASDAQ:INFS). From 1986 until 1992, Mr. Alley served as General Partner with Battery Ventures. From 1983 to 1986, Mr. Alley was the Director of Mechanical Computer Aided Engineering of Computervision Corporation. From 1976 to 1983, Mr. Alley served in various product design engineering positions with the Boeing Commercial Airplane Company and the Ford Motor Company. Mr. Alley is the Chairman of the Oregon Council of Knowledge and Economic Development, and in February 2002, he accepted an appointment by President George W. Bush to the U.S.-Japan Private Sector Government Commission. Mr. Alley holds a Bachelor of Science degree in mechanical engineering from Purdue University.

Gerald J. Laber has been a director of our company since July 2004. Mr. Laber spent 33 years with Arthur Andersen, LLP, from June 1965 through August 2000, including over 20 years as an audit partner with extensive experience in auditing public companies and dealing with financial statement disclosure and accounting matters. Mr. Laber currently serves on several boards of directors, including: SpectraLink Corporation (NASDAQ:SLNK); Centennial Specialty Foods (NASDAQ: SmallCap Market: CHLE); QualMark Corporation (OTBB:QMRK); and Scott’s Liquid Gold, Inc. (OTC:SLGD), and he serves as the chairman of their audit committees. Mr. Laber is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants and the Colorado Society of Certified Public Accountants. Mr. Laber has a Bachelor of Science degree in Business Administration with a major in accounting from the University of South Dakota.

Thomas T. Edman has been employed by our company since June 1996 and has served as our President and Chief Executive Officer since May 1998. From June 1996 until May 1998, Mr. Edman served as Chief Operating Officer and Executive Vice President. Mr. Edman has served as a director of our company since July 1998. From 1993 until joining our company, he served as General Manager of the High Performance Materials Division of Marubeni Specialty Chemicals, Inc., a subsidiary of a major Japanese trading corporation. Mr. Edman also serves as Vice-Chairman on the national board of directors of the American Electronics Association, a professional trade organization, and is chairman of its audit committee. He also serves on the governing board of the USDC (United States Display Consortium) and on the board of directors of TTM Technologies, Inc. (NASDAQ: TTMI) and is chairman of its compensation committee. Mr. Edman has a Bachelor of Arts degree in East Asian studies (Japan) from Yale University and a Master’s degree in business administration from The Wharton School at the University of Pennsylvania.

Vincent Sollitto, Jr. has been a director of our company since October 1999. Since June 2003, Mr. Sollitto has been the President and Chief Executive Officer and a member of the board of Brillian Corporation. From July 1996 to February 2003, Mr. Sollitto was President and Chief Executive Officer and a member of the Board of Directors of Photon Dynamics, Inc. From August 1993 to 1996, Mr. Sollitto was the General Manager of Business Unit Operations for Fujitsu Microelectronics, Inc. From April 1991 to August 1993, he was the Executive Vice President of Technical Operations at Supercomputer Systems, Incorporated. Prior to 1991, Mr. Sollitto spent 21 years in various management positions at IBM, including Director of Technology and Process. Mr. Sollitto serves as a director on the board of Ultratech Inc. (NASDAQ:UTEK), and Brillian Corporation (NASDAQ:BRLC). Mr. Sollitto holds a Bachelor of Science degree in electrical engineering from Tufts College.

Daniel C. Molhoek has been a partner at the law firm of Varnum, Riddering, Schmidt & Howlett LLP, our general counsel, since 1973, and has served as Secretary to the Board of Herman Miller, Inc. (NASDAQ: MLHR) since July 2001 and as Secretary to our Board since October 2001. Mr. Molhoek has a bachelor’s degree in industrial engineering and a juris doctor degree, magna cum laude, from The University of Michigan.

        The Board of Directors, which had seven meetings in the last fiscal year, has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. Each of our directors is expected to attend all meetings of the Board, applicable committee meetings, and is encouraged to attend our annual meeting of shareholders. Each of our directors attended our 2004 annual shareholder meeting. All directors attended at least three-fourths of the aggregate number of meetings of the Board and Board committees which they were eligible to attend. Shareholders and other parties interested in communicating directly with one or more of our directors should write to the Board, c/o Applied Films Corporation, Attn: Secretary, 9586 I-25 Frontage Road, Suite 200, Longmont, Colorado 80504. The corporate Secretary has been directed to forward all relevant correspondence to the director or directors to whom the communication is addressed.

Audit Committee

        The responsibilities of the Audit Committee, which met nine times during the last fiscal year, include selecting our Company’s independent public accountants, approving the scope of the audit and the audit fee, reviewing financial statements and meeting with such accountants, internal auditors and management. Effective July 28, 2005, our Board of Directors adopted an amended and restated Audit Committee charter which is attached to this Proxy Statement as Appendix A. Each member of the Audit Committee qualifies as an “independent director” under the current listing standards of NASDAQ and regulations promulgated under the Sarbanes-Oxley Act of 2002. The Board of Directors has determined that more than one committee member qualifies as an “Audit Committee Financial Expert” as defined in Item 401(h) of Regulation S-K of the Securities Exchange Act of 1934.

        In fulfilling its responsibilities, the Committee has reviewed and discussed the audited financial statements contained in the 2005 Annual Report on SEC Form 10-K and the audit of the Company’s internal financial controls with our Company’s management, internal audit staff, and the independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the fairness of those audited financial statements with accounting principles generally accepted in the United States.

        The Committee discussed with the independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with the independent auditors, the auditors’ independence from us and our management.

        In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on SEC Form 10-K for the year ended July 2, 2005, for filing with the Securities and Exchange Commission.

Audit Committee of the
Board of Directors of
Applied Films Corporation

Richard P. Beck (Chairman)
Vincent Sollitto, Jr.
Allen H. Alley
Gerald J. Laber

Nominating and Governance Committee

        The Nominating and Governance Committee’s responsibilities include reviewing matters pertaining to Board composition, and its standards and needs; evaluating nominees to the Board and management succession, corporate governance matters; and conflicts and other directorships. The Nominating and Governance Committee has not established specific, minimum qualifications for director nominees. However, the committee’s charter does allow it to consider all factors it deems appropriate, which may include marketing, operational, financial, international, or executive experience in related industries, operational, financial or accounting experience with publicly held companies and whether the person would qualify as an “independent director.” The Nominating and Governance Committee’s charter is available on our website. Each candidate, regardless of who nominates him or her, is evaluated in the same manner and under the same standards. Each current member of the Nominating and Governance Committee qualifies as an “independent director” under the current listing standards of the National Association of Securities Dealers.

        The Nominating and Governance Committee will consider nominees for directors from the Company’s Shareholders, provided the Shareholders submit their recommendations no later than 90 days prior to that year’s annual meeting, or with respect to any special meeting at which a director is to be elected, not later than the seventh day after the date of first notice of that meeting, and provided that the Shareholders’ recommendations otherwise comply with applicable securities laws, including Rule 14a-8 under the Securities Exchange Act of 1934. The notice must include: (1) the name and address of the shareholder who intends to make the nomination and of the person or persons nominated, (2) a representation that the shareholder is a holder of record of our stock, entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (3) a description of all arrangements between the shareholder and each nominee and any other person pursuant to which the nomination(s) are to be made by the shareholder, (4) the information regarding each nominee as would be required to be included in a proxy statement filed under Regulations 14A of the Exchange Act had the nominee been nominated by the Board of Directors, and (5) the consent of each nominee to serve as director.

        Our Nominating and Governance Committee does not currently utilize the services of any third party search firm to assist in identifying or evaluating Board candidates. However, the committee may use the services of such a firm as it deems necessary or appropriate.

        The Nominating and Governance Committee has not received any recommended nominations from any of our shareholders in connection with our 2005 annual meeting. The nominees who are standing for election as directors at the 2005 annual meeting are incumbent directors recommended by the Committee and nominated by the Board.

        The Nominating and Governance Committee met four times during the last fiscal year.

Nominating and Corporate Governance Committee of the
Board of Directors of
Applied Films Corporation

Allen H. Alley (Chairman)
Richard P. Beck
Vincent Sollitto, Jr.

Compensation Committee

        The Compensation Committee’s responsibilities include making recommendations to the Board with respect to executive and director compensation, including salaries, bonuses and stock option grants, and administering our stock option plans and Employee Stock Purchase Plan. The Compensation Committee met four times during the last fiscal year.

COMPENSATION OF DIRECTORS

Directors who are our employees do not receive any additional compensation for their services as directors. During fiscal year 2005, non-employee directors of Applied Films received the following compensation:

•	the Chairman of the Board received an annual fee of $12,500; the Chairman of the Audit Committee received an annual fee of $15,000; each chairperson for our other Committees received an annual fee of $5,000; and all directors receive an annual retainer of $17,500 paid quarterly;

•	a fee of $1,500 for each board meeting attended;

•	a fee of $750 for each board meeting attended via telephone;

•	an additional $2,000 for each member of the Audit Committee for attending the Audit Committee meetings; and each member of all of our other Committees receive a fee of $1,000 per meeting attended; Committee members who participated in a Committee meeting via telephone received 50% of the meeting fee

•	directors are also reimbursed for their expenses for each meeting attended.

During fiscal year 2005, non-employee directors received stock options from the Long-Term Incentive Plan, and the Outside Directors Stock Option Plan. During fiscal year 2005, non-employee directors received 7,000 non-qualified stock options which vest 100% one year from the date of grant.

COMPENSATION OF EXECUTIVE OFFICERS

Committee Report on Executive Compensation

        The Compensation Committee of the Board of Directors, comprised in fiscal 2005 of Vincent Sollitto, Jr., Richard P. Beck and Allen H. Alley, is responsible for recommending the level and manner of compensation of our Executive Officers and Board compensation. The Compensation Committee approves the compensation policies and practices of our Company in establishing the compensation of all employees. The policies reflect our long-time commitment to the participative management process and the resulting emphasis on the collective efforts and achievements of all our employees.

        Compensation Philosophy. Our Company’s and the Compensation Committee’s approach to compensation is to further our goal of empowering our employees, working individually and as a team, to achieve personal and collective goals. Our compensation policies are intended to reward the achievement of annual goals, both personal and corporate, as well as to encourage future excellent performance.

        Compensation Policies and Programs. For fiscal year 2005, our compensation programs consisted of cash compensation and stock options. Each year we utilize external surveys to determine the total compensation levels of employees performing roles with organizations of similar size and like function. These pay ranges are then used to establish a base compensation and incentive compensation. In July 2005, the Board of Directors approved the bonus plan for the executive team for fiscal year 2006. Participants include: the President and Chief Executive Officer, the Chief Financial Officer and the other Executive Team members. The target bonus range is from 40% — 75% of base pay, paid annually. The President and Chief Executive Officer, and the Chief Financial Officer’s bonus is based entirely on overall company achievement, and the other Executive Team member bonuses are based 80% on overall company achievement and 20% on individual goal achievement. The company achievement portion of the bonuses consists of four components that are payable independently from one another if certain goals are met, including bookings, revenue, gross margin percentage, and a modified GAAP operating profit removing the effects of amortization of acquired intangibles, in-process research and development which is expensed, and FAS 123(R) for stock option expensing. We expect to pay bonuses promptly after receipt of the audited financial statements at the end of fiscal year 2006.

        We believe stock options and stock ownership contribute to the aligning of employee’s interests with those of shareholders. In July 2005, the Board of Directors approved the Executive Stock Option Program for the first half of fiscal 2006. Participants include: the President and Chief Executive Officer, the Chief Financial Officer, the other Executive Team members, and key managers. For the second half of fiscal 2006, the Committee will evaluate the use of restricted stock units in lieu of some options.

        We also encourage stock ownership through participation in our Employee Stock Purchase Plan. This plan, available to most of our employees, including our executives, currently permits employees to purchase shares of our common stock, but at no discount from the market price of such shares. The Committee is continuing to review this plan.

        Compensation of the President and Chief Executive Officer. The compensation of the President and Chief Executive Officer is arrived at using the same methodology as for other senior executives. During fiscal 2005, Mr. Edman, our President and Chief Executive Officer, was paid a base salary of $300,000 and a cash bonus of $119,213, representing total cash compensation of $419,213. The Chief Executive Officer bonus for fiscal 2005 was determined based on overall company achievement in the areas of bookings, revenue, gross margin percentage, and operating profit. Under our 401(k) plan, we contributed approximately $7,535 to Mr. Edman’s account (see “Compensation of Executive Officers — Executive Compensation — Benefits.”) During fiscal 2005, Mr. Edman was granted options to purchase 61,000 shares of common stock at exercise prices equal to the market price of the common stock at the time of grant.

        The Compensation Committee will review the limitations on the deductibility for certain compensation paid to Executive Officers, if any, whose annual compensation exceeds $1,000,000 as imposed by § 162(m) of the Internal Revenue Code. To date, no officer has exceeded that level.

Compensation Committee of the
Board of Directors of
Applied Films Corporation

Vincent Sollitto, Jr. (Chairman)
Richard P. Beck
Allen H. Alley

EXECUTIVE OFFICERS

        The following table sets forth certain information with respect to our executive officers, other than Thomas T. Edman, who also serves as a director:

Name	Age	Position

Lawrence D. Firestone	47	Senior Vice President, Chief Financial Officer, Treasurer, and Secretary
James P. Scholhamer	39	Senior Vice President — Worldwide Operations
Joachim Nell	46	Executive Vice President Worldwide Sales and Marketing
Jang Ho Bae	47	Vice President Sales and Marketing Asia Pacific

Lawrence D. Firestone has served as our Chief Financial Officer, Treasurer and Secretary since July 1999 and as our Senior Vice President as of July 2003. From 1996 until 1999, Mr. Firestone served as Vice President and Chief Operating Officer of Avalanche Industries, Inc., a contract manufacturer of custom cables and harnesses. From 1993 to 1996, Mr. Firestone served as Director of Finance and Operations for the Woolson Spice and Coffee Company, a gourmet coffee roasting and distribution company, and from 1988 to 1993, as Vice President and Chief Financial Officer for TechniStar Corporation, a manufacturer of robotic automation equipment. From 1981 to 1988, Mr. Firestone served in various capacities and finally as Vice President and Chief Financial Officer at Colorado Manufacturing Technology, a contract manufacturer that specialized in printed circuit board and cable assembly. Additionally, until July 2005, Mr. Firestone served on the board of directors of HyperSpace Communications, Inc. (AMEX: HCO), and he served as chairman of their audit and governance committees. Mr. Firestone has a Bachelor of Science degree in business administration with a concentration in accounting from Slippery Rock State College.

James P. Scholhamer has served as our Senior Vice President of Worldwide Operations, R&D and Design since July 2003. From January 2001 to July 2003, Mr. Scholhamer was the Vice President Operations and from August 1997 to January 2001 he was the Director of Operations for Thin Film Coatings. From 1992 until he joined the company, Mr. Scholhamer held the titles of Manufacturing Manager and Process Engineer at Viratec Thin Films, Inc. From 1989 to 1992, Mr. Scholhamer served as Production Manager and Process Engineer at Ovonic Synthetic Materials, Inc., a division of Energy Conversion Devices. Mr. Scholhamer has a Bachelor of Science degree in engineering from The University of Michigan.

Joachim Nell has served as our Executive Vice President of Worldwide Sales and Marketing since January 1, 2004. Mr. Nell joined Applied Films from Jusung Engineering Company, a Korean manufacturer of vacuum deposition equipment for the semiconductor and flat panel display markets where he was the President of its subsidiary Jusung Europe GmbH and the Corporate Vice President, International Markets & Corporate Strategies. Mr. Nell was employed by Jusung Engineering Company from January 2000 through December 2003. Prior to his experience at Jusung, he was the Managing Director of STEAG Electronic Systems a capital equipment supplier to the Semiconductor industry, and before STEAG, Mr. Nell was employed by IBM in various capacities first as an engineer in 1985 and finally as the Marketing & Sales Director of the Electro-Ceramics division. Mr. Nell graduated from the University of Karlsruhe with a degree in electrical engineering (Dipl.-Ing.)

Jang-Ho Bae has served as our Vice President of Asia Pacific since January 1, 2004 and President of Applied Films Korea, Ltd. since July 2003. Mr. Bae joined Applied Films in July 2003 from IPS Ltd., a Korean manufacturer of vacuum deposition equipment for the semiconductor and flat panel display markets where he was the CEO & Executive Director. Mr. Bae was employed by IPS Ltd. from May 1996, through February 2003. Prior to his experience at IPS, he was the Executive Director of Varian Korea Ltd., a manufacturer of vacuum deposition equipment & ion implanters for the semiconductor industry, and before Varian Korea, Mr. Bae was employed by Samsung Electronics and other companies in various capacities first as an Equipment Engineer in 1975 and finally as the Sales & Service Director of JaeLim Engineering Ltd.

Executive Compensation

        The following table sets forth compensation paid by our Company to the Named Executive Officers for services rendered during fiscal 2005, 2004, and 2003.

SUMMARY COMPENSATION TABLE
		Annual Compensation		Long Term Compensation

Name and Principal Positions	Fiscal Year	Salary	Other Annual Compensation (1)	Securities Underlying Options (#)	All Other Compensation (2)

Thomas T. Edman	2005	$300,000	$119,213	61,000	$7,535
Chief Executive Officer and	2004	271,154	124,174	60,000	6,447
President	2003	224,999	72,456	14,900	5,711

Lawrence D. Firestone	2005	$207,000	$76,079	41,000	$6,455
Senior Vice President and Chief	2004	194,999	79,011	40,000	4,922
Financial Officer	2003	188,557	42,103	11,900	4,713

James P. Scholhamer	2005	$171,129	$52,365	21,000	$85,985	(3)
Senior Vice President - Worldwide	2004	155,000	42,156	20,000	86,512	(4)
Operations	2003	150,000	13,212	9,300	26,786	(5)

Jang Ho Bae	2005	$189,091	$48,672	21,000	$7,998
Vice President Sales and	2004	166,080	54,689	33,500	---
Marketing Asia Pacific

Joachim Nell	2005	$197,615	$30,316	21,000	$8,738
Executive Vice President World	2004	116,451	---	30,000	---
Wide Sales and Marketing

(1)	Represents compensation under our executive bonus plan for each fiscal year.
(2)	Represents Company matches under our 401(k) plan. See “Compensation of Executive Officers – Executive Compensation – Benefits”.
(3)	Represents $5,571 of company matches under our 401(k) plan and $80,414 of foreign assignment allowances.
(4)	Represents $4,644 of company matches under our 401(k) plan, and $81,868 in foreign assignment allowances.
(5)	Represents $4,500 of company matches under our 401(k) plan and $22,286 of foreign assignment allowances.

        Option Grants in Last Fiscal Year. Under Option Plans, key employees and certain non-employee directors may be granted options to purchase our common stock. As of July 2, 2005, an aggregate of 2,647,000 shares of common stock were reserved for issuance pursuant to our Option Plans. Shown below is information on grants of stock options during the 2005 fiscal year to the Named Executives.

Name	Number of Shares Underlying Options Granted(1)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price $/Sh (2)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (3)

					5% ($)	10% ($)

Thomas T. Edman	16,000	2.46%	18.02	7/22/14	181,323	459,508
	15,000	2.31%	18.63	10/21/14	175,745	445,371
	15,000	2.31%	19.80	1/19/15	186,782	473,342
	15,000	2.31%	21.61	4/20/15	203,856	516,611

Lawrence D. Firestone	11,000	1.70%	18.02	7/22/14	124,660	315,912
	10,000	1.54%	18.63	10/21/14	117,163	296,914
	10,000	1.54%	19.80	1/19/14	124,521	315,561
	10,000	1.54%	21.61	4/20/15	135,904	344,408

James P. Scholhamer	6,000	0.92%	18.02	7/22/14	67,996	172,315
	5,000	0.77%	18.63	10/21/14	58,582	148,457
	5,000	0.77%	19.80	1/19/15	62,261	157,781
	5,000	0.77%	21.61	4/20/15	67,952	172,204

Joachim Nell	6,000	0.92%	18.02	7/22/14	67,996	172,315
	5,000	0.77%	18.63	10/21/14	58,582	148,457
	5,000	0.77%	19.80	1/19/15	62,261	157,781
	5,000	0.77%	21.61	4/20/15	67,952	172,204

Jang Ho Bae	6,000	0.92%	18.02	7/22/14	67,996	172,315
	5,000	0.77%	18.63	10/21/14	58,582	148,457
	5,000	0.77%	19.80	1/19/15	62,261	157,781
	5,000	0.77%	21.61	4/20/15	67,952	172,204

(1)	Options become exercisable 25% each year for four years, starting one year from date of grant.

(2)	The exercise price is equal to the market value of the shares on the date the option is granted. The exercise price may be paid in cash.

(3)	These amounts are based on assumed rates of appreciation only. Actual gains, if any, on stock option exercises will be dependent on overall market conditions and on the future performance of our common stock. There can be no assurance that the amounts reflected in this table will be realized.

        Fiscal Year-End Options Values. Shown below is information with respect to unexercised options to purchase shares of our common stock granted under the Option Plans to the Named Executives and held by them at July 2, 2005. Other than Mr. Edman none of the Named Executives exercised stock options during fiscal 2005.

	Shares		Number of Shares Subject to Unexercised Options Held at July 2, 2005		Value of Unexercised In-the-Money Options at July 2, 2005 (1)
	Acquired on	Value
Name	Exercise(#)	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Thomas T. Edman	9,045	$247,562	126,907	70,948	$1,079,199	$473,668
Lawrence D. Firestone	---	---	93,578	48,822	$879,932	$330,605
James P. Scholhamer	---	---	48,764	26,809	$436,970	$189,205
Joachim Nell	---	---	30,000	21,000	$0	$129,910
Jang Ho Bae	---	---	33,500	21,000	$0	$130,180

(1)	The value of unexercised options reflects the increase in market value of our common stock from the date of grant through July 2, 2005 (when the closing price of our common stock was 25.63 per share). Value actually realized upon exercise by the Named Executives will depend on the value of our common stock at the time of exercise.

        Benefits. We provide group health and life insurance benefits and supplemental unemployment benefits to our regular employees, including executive officers. We also maintain a 401(k) personal investment plan in which all of our United States regular employees are eligible to participate. We match 100% of the first 2% of an employee’s contribution and 25% of a subsequent 4% of an employee’s contribution.

        German Pension Plan. The following table sets forth the estimated annual benefits payable on July 2, 2005, upon normal retirement at age 65, to our German regular employees, including executive officers, in the specified compensation and years of service classifications under our German pension plan. Projected benefits are computed on a straight line annuity basis, and such benefits are in addition to any amounts which may be received under the German Bundesversicherungsanstalt für Angestellte (BfA).

	Years of Benefit Service
Average Monthly
Compensation(1)	20	25	30	35	40

	(in U.S. Dollars)
$ 1,000	60	75	90	105	120
$ 2,000	120	150	180	210	240
$ 3,000	180	225	270	315	360
$ 4,000	240	300	360	420	480
$ 5,000	300	375	450	525	600
$ 6,000	360	450	540	630	720
$ 7,000	420	525	630	735	840
$ 8,000	480	600	720	840	960
$ 9,000	540	675	810	945	080
$10,000	600	750	900	050	200
$11,000	660	825	990	155	320
$12,000	720	900	080	260	440

(1)	Compensation is determined under the pension plan by the average of the participant’s monthly salary for the last twenty-four months of service (the amount included under the column “Salary” in the Summary Compensation Table), subject to a maximum years of service of forty years.

        Korean Retirement Insurance Plan. Applied Films Korea Ltd. has a retirement insurance plan which is a required retirement plan under labor standard law, and the premiums are required to be paid 100% by the employer. The plan is designed to secure employees retirement payment upon separation. The plan, when funded, is maintained by an insurance company on the employer’s behalf when the employees leave. The plan at July 2, 2005 and June 28, 2004 has a balance of approximately $532,000 and $205,000, respectively and is unfunded.

        Severance Benefit Agreements. We have entered into individual severance agreements with two of our named executives, Mr. Edman and Mr. Firestone. Each agreement provides severance benefits to the executive if his employment is terminated by us without cause or if he voluntarily terminates his employment for good reason, within six months before a change-in-control of our Company occurs and after our Board became aware that any person was seeking to effect a change-in-control, or within two years after a change-in-control. For the purpose of these agreements, a “change-in-control” is defined as any occurrence with respect to our Company that would cause us to report the occurrence pursuant to Item 6(e) of Schedule 14A of Regulation 14A under the Securities and Exchange Act of 1934, including if any person is or becomes the beneficial owner of forty percent (40%) or more of the combined voting power of our then outstanding securities; or if a majority of the our Board is comprised of other than continuing directors; or a purchase, buyout, merger or consolidation, or other reorganization occurs, except where our voting securities immediately prior to the merger or consolidation continue to represent fifty percent (50%) or more of the combined voting power of our or the surviving entities outstanding stock immediately after the merger or consolidation.

        Severance benefits will not be payable if we terminate the executive’s employment for cause or if the executive resigns for reasons other than a substantial change in the terms or conditions of the executive’s employment. Either executive may resign as a result of a substantial change in the terms or conditions of his employment after a change-in-control and retain the benefits provided under the agreement. A substantial change in terms or conditions of employment will be deemed to have occurred if any of the following occurs: the executive’s base salary is reduced; the executive is discriminated against as to bonuses, salary increases or fringe benefits; the executive is assigned duties which result in a significant reduction or material change in his authority or responsibility; or the executive is relocated to a place in excess of fifty miles from the location where the executive was based at the time the agreement was executed. The agreements continue for three years and will continue to extend for additional three year terms thereafter unless the Board gives notice at least 180 days prior to the end of a term. These agreements provide a severance benefit of: (i) a lump sum payment equal to 1.5 times (for Mr. Edman) and one times (for Mr. Firestone) the executive’s highest annualized base salary rate within the three years prior to termination, plus 1.5 times (for Mr. Edman) and one times (for Mr. Firestone) the executive’s average earned bonus of the two fiscal years prior to the change-in-control; (ii) a lump sum cash payment equal to the sum of the executive’s unpaid base salary and accrued vacation and pay through the termination date, a pro rata portion of the executive’s average earned bonus over the two full fiscal years prior to the change-in-control; (iii) a continuation of health care, life and accidental death and dismemberment, and disability insurance for twelve months after termination; and (iv) any other amounts or benefits that were required to be paid or provided that were not previously received.

        If, following a change-in-control, the executive’s employment is terminated for cause or for a reason other than death, disability or good reason, the executive shall receive his full base salary and accrued vacation through the termination date, plus all other amounts to which the executive is entitled under any then current compensation plans.

        If the executive becomes entitled to severance benefits and all or any part of the benefits will be subject to tax imposed by Section 4999 of the Code (or any similar tax that may hereafter be imposed), our Company will pay to the executive in cash an additional amount such that after payment by the executive of any federal, state, and local income tax, penalties, interest, the executive will retain an amount of the additional payment equal to the Section 4999 tax upon the severance benefits.

        Security Ownership of Management. The following table shows, as of August 19, 2005, the number of shares beneficially owned by each of the Named Executives identified in the executive compensation tables of this Proxy Statement and by all Directors and Executive Officers as a group. Except as described in the notes following the table, the following persons have sole voting and dispositive power as to all of their respective shares.

Name	Amount and Nature of Beneficial Ownership		Percent of Common Stock

Thomas T. Edman	153,310	(1)	1.1%
Lawrence D. Firestone	105,315	(2)	*
James P. Scholhamer	52,007	(3)	*
Joachim Nell	33,453	(4)	*
Jang Ho Bae	35,697	(5)	*
Allen H. Alley	14,000	(6)	*
Richard P. Beck	28,000	(7)	*
John S. Chapin	186,317	(8)	1.3%
Gerald J. Laber	7,000	(9)	---
Vincent Sollitto, Jr	27,000	(10)	*
All Executive Officers and Directors as a Group (10 persons)	642,099	(11)	4.3%
* Denotes ownership of less than one percent

(1)	Includes (i) 17,291 shares held by Mr. Edman, and (ii) options to purchase 136,019 shares of common stock exercisable within 60 days.

(2)	Includes (i) 6,512 shares held by Mr. Firestone, (ii) 50 shares held by Mr. Firestone’s children, and (iii) options to purchase 98,753 shares of common stock exercisable within 60 days.

(3)	Consists of options to purchase 52,007 shares of common stock exercisable within 60 days.

(4)	Consists of 1,953 shares held by Mr. Nell and options to purchase 31,500 shares of common stock exercisable within 60 days.

(5)	Consists of 697 shares held by Mr. Bae, and options to purchase 35,000 shares of common stock exercisable within 60 days.

(6)	Consists of options to purchase 14,000 shares of common stock exercisable within 60 days.

(7)	Includes (i) 1,000 shares held by Mr. Beck and his spouse, and (ii) options to purchase 27,000 shares of common stock exercisable within 60 days.

(8)	Includes (i) 93,053 shares held by Mr. Chapin, (ii) 72,264 shares held by the John Chapin Family Trust, of which Mr. Chapin the Trustee, and (iii) options to purchase 21,000 shares of common stock exercisable within 60 days.

(9)	Consists of options to purchase 7,000 shares of common stock within 60 days.

(10)	Consists of options to purchase 27,000 shares of common stock within 60 days.

(11)	Includes options to purchase 449,279 shares exercisable within 60 days.

APPROVAL OF THE AMENDMENT TO THE
APPLIED FILMS CORPORATION
LONG TERM INCENTIVE PLAN

        On July 28, 2005, the Board of Directors adopted an amendment (the “Amendment”) to the Applied Films Corporation Long Term Incentive Plan (the “Plan”), subject to approval by the Company’s shareholders. This Amendment increases the number of authorized shares under the Plan from 1,200,000 to 2,400,000 shares of common stock. The Board of Directors also approved certain other changes to the Plan which do not require shareholder approval. All amendments shall be effective if and when the shareholders approve the increase in the authorized shares. The following summary of the Plan is subject to the specific provisions contained in the complete text of the amended and restated Plan set forth in Appendix B to this Proxy Statement.

Amendment.

        The Amendment increases the maximum number of shares available under the Plan from 1,200,000 to 2,400,000 shares of common stock.

Purpose

        The purpose of the Plan is to promote the Company’s long-term success for the benefit of the Company’s shareholders, through stock-based compensation, by aligning the personal interests of Plan participants with those of the Company’s shareholders. The Plan is designed to both allow for Plan participants to participate in the Company’s future and to enable Company to attract, retain and award highly qualified individuals.

Administration of the Plan

        The Plan may be administered by our Board of Directors or by different Committees with respect to different groups of Plan participants. To the extent awards granted under the Plan are qualified as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code, the Plan will be administered by a committee of two or more non-employee directors, as defined under Rule 16b-3(b)(3) of the Securities Exchange Act of 1934.

Participation in the Plan

        The Plan authorizes the administrator to grant awards under the Plan to key employees, directors, and consultants of our Company and certain subsidiaries, and to non-employee officers of the Company or its Board of Directors. In granting the awards, the administrator considers the nature of the services rendered by such persons, their present and potential contribution to the Company’s success and the success of the particular subsidiary of the Company by which they are employed or to whom they provide services, and such other factors as the administrator in its discretion deems relevant. Participants may hold more than one award, but only on the terms and subject to the restrictions set forth in the Plan and their respective award agreements. No participant may receive awards under the Plan covering more than 25% of Plan shares.

Securities Subject to Option Grants

        A maximum of 1,200,000 shares of our Common Stock, no par value, have been authorized for issuance pursuant to awards granted under the Plan. Through September 19, 2005, we have granted options to purchase 955,000 shares of our Common Stock pursuant to the Plan. The Amendment will increase the maximum number of authorized shares under the Plan to 2,400,000.

        The shares of Common Stock that may be delivered under the Plan consist of unauthorized and unissued shares, as well as issued shares repurchased in the open market. Shares of our Common Stock that were subject to an expired unexercised, forfeited, cancelled, or terminated award or any award that was settled in cash in lieu of Common Stock, may again be made subject to an award agreement. Shares from the following sources shall also be added to the number of shares available for issuance under the Plan:

(1) Shares of the Company’s Common Stock surrendered in payment of the exercise price of options or to pay the tax withholding obligations incurred upon the exercise of options;

(2) Options withheld to pay the exercise price or tax withholding obligations incurred upon the exercise of options; and

        (3)        The number of shares repurchased by the Company in the open market or otherwise having an aggregate purchase price no greater than the cash proceeds received by the Company from the sale of shares of the Company’s stock under the Plan.

        The Plan also provides for an equitable adjustment in the number, kind or price of shares of Common Stock covered by options in the event the outstanding shares of Common Stock are increased, decreased or changed into or exchanged for a different number or kind of shares of our Company through stock dividends or similar changes.

Term of Plan and Amendments

        The Plan automatically terminates on October 22, 2013, unless terminated earlier by the Board of Directors. The Board, as permitted by law, may amend the Plan at any time with respect to shares not subject to option at the time of amendment of termination. The Plan may not be amended without shareholder approval if the amendment would increase the maximum number of shares which may be optioned under the Plan, decrease the exercise price of any option granted under the Plan to less than 100% of the fair market value of the Company’s Common Stock on the date of grant, or permit the granting of options under the Plan after the term of the Plan has expired.

Merger or Consolidation

        The Plan provides that upon a sale of all or substantially all of our assets or in the event of a merger or consolidation in which our shareholders own less than 50% of the voting interests in the continuing entity, outstanding awards under the Plan will be assumed, or an equivalent award substituted, by the successor entity or a parent or subsidiary of the successor entity, with appropriate adjustments as to the number and kind of shares and prices. In the event that the administrator determines that the outstanding awards will not be assumed or substituted for an equivalent award, then all awards then outstanding under the Plan will be fully vested and exercisable and all restrictions will immediately cease. If an award becomes fully vested and exercisable in lieu of assumption or substitution in the event of such a change of control, the administrator will notify all participants that they shall have 15 days from the date of such notice to exercise all outstanding options and that any options that are not exercised within such period will terminate upon the expiration of such period.

Operation of the Plan

        Awards granted under the Plan are evidenced by written award agreements contained in such form as may be established by the administrator. Awards may consist of incentive stock options as defined by Section 422 of the Internal Revenue Code (“Qualified Options”), stock options which do not qualify under Section 422 of the Internal Revenue Code (“Nonqualified Options”), restricted stock, performance shares and other stock-based awards. Nothing contained in the Plan or in any agreement executed pursuant to the Plan will obligate the Company, any subsidiary of the Company, the Board of Directors or the Company’s shareholders to retain the participant as a director, consultant, or employee.

Stock Options

        The option price, set forth in each option agreement may not be less than 100% of the fair market value of the shares on the date an option is granted. The Plan provides that if sharers of our common stock are not listed upon an established stock exchange or exchanges, but are traded in the over-the-counter market, the fair market value per share will be the closing price of such stock on the national market list, as reported by the National Association of Securities Dealers Automated Quotation System on the date the option is granted, or if no sale of shares is reflected on NASDAQ on that date, on the next proceeding date on which there was a sale of shares reflected on NASDAQ. If the shares become listed on an established stock exchange or exchanges, the fair market value per share will be the closing price of the shares on such stock exchange or exchanges on the date the option was granted, or if no sale of shares is made by any stock exchange on that date, on the next preceding date on which there was a sale of shares.

When Options May Be Exercised

        No option may be exercisable in whole or in part prior to the first anniversary of the date of grant of the option, unless there is a merger or consolidation of the Company, where the Company’s prior shareholders own less than 50% of the continuing entity, or a sale of all or substantially all of the Company’s assets. After the first anniversary of the date of the grant of an option, an option may be exercised at any time or from time to time during the term of the option upon written notice of intent to exercise the option to the Company, as to any or all shares covered by the option; however, an option may not be exercised with respect to less than 100 shares, unless the remaining shares covered by an option are fewer than 100 shares. The option price for each share purchased pursuant to the exercise of an option is payable in full upon exercise, it must be paid in a form acceptable to the administrator, except that no officer or director of the Company may pay by promissory note or other obligation due in the future.

Transferability of Options

        Generally, options may not be transferred except through an authorized agent approved by the administrator or by will or the laws of descent and distribution upon an optionee’s death; however, the administrator may permit a transfer of Nonqualified Options to a participant’s spouse, and/or child or grand child (each an “Immediate Family Member”), a trust for the exclusive benefit of the participant and/or such participant’s Immediate Family Members, or a partnership or limited liability company whose only partners or members are the participant and/or one or more Immediate Family Members, if the transfer is made without consideration and pursuant to an award agreement approved by the administrator, which expressly provides for such a permitted transfer and that subsequent transfers of the transferred Nonqualified Options shall be prohibited, except upon the termination of service of an optionee due to death. During the lifetime of an optionee, options may be exercised only by the optionee, and in the case of Nonqualified Options, by a permitted transferee as described above. We may impose such restrictions on shares acquired pursuant to the exercise of an option as we deem advisable, including, without limitation, restrictions under federal and state securities laws.

Termination of Services

        If an optionee ceases to serve us as an employee, director, non-employee officer or consultant for any reason, other than such optionee’s death, disability or retirement, each option held by such optionee, to the extent rights to purchase shares under the option have accrued as of the termination date and shall not have been fully exercised, shall remain exercisable, subject to prior expiration according to its terms and other limitations imposed by the Plan, for a period of three months following the optionee’s cessation of service in the case of Qualified Options and for a period of six months following cessation of service in the case of Nonqualified Options.

        If an optionee ceases to serve us as an employee, director, non-employee officer or consultant due to retirement or disability, each option held by such optionee, to the extent rights to purchase shares under the option have accrued at the date of such retirement or disability and shall not have been fully exercised, shall remain exercisable, subject to prior expiration according to its terms and any other limitation on the exercise of such option in effect at the date of exercise, for 12 months following cessation of service due to retirement or disability.

        If an optionee ceases to serve as an employee, director, non-employee officer or consultant by reason of death, each option held by such optionee or permitted transferee shall, to the extent rights to purchase shares under the option have been accrued at the time of death and shall not have been fully exercised, be exercisable in whole or in part, by the personal representative of the optionee’s estate, any permitted transferee, or by any person or persons who have acquired the option directly from the optionee or any permitted transferee by bequest or inheritance during the shorter of the term of the option, or the 12 month period following the death.

        The administrator may at any time offer to purchase an option previously granted, based on such terms and conditions as the administrator shall establish and communicate to the optionee at the time that such offer is made.

In addition, if an award agreement so provides, the administrator may require that all or part of the shares of Common Stock to be issued with respect to the exercise of an option, in an amount not greater than the fair market value of the shares that is in excess of the aggregate option price, take the form of performance shares, which shall be valued on the date of exercise on the basis of the fair market value of such performance shares determined without regard to the deferral limitations and/or forfeiture restrictions involved.

Restricted Stock

        Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The administrator shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the participant, the time or times within which such awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards. The administrator may condition the grant of Restricted Stock upon the achievement of specific business objectives, measurements of individual, business unit, Company or subsidiary performances, or such other factors as the administrator may determine. The provisions of Restricted Stock awards need not be the same with respect to each participant, and such awards to individual participants need not be the same in subsequent years.

        Restricted Stock awards must be accepted within 30 days (or such shorter period as the administrator may specify at grant) after the award date, by executing an award agreement and by paying whatever price (if any) the administrator has designated for such shares of Restricted Stock.

        Each participant receiving a Restricted Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of the participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award. The administrator may require that the stock certificates evidencing such shares be held in the Company’s custody until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Stock, the participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such award.

        Shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

•	Subject to the provisions of the Plan and the Award Agreement the participant shall not be permitted to sell, transfer, pledge, or assign shares of Restricted Stock awarded under this Plan for a certain period determined by the administrator (the “Restricted Period”).

•	Except as otherwise provided in the Plan, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including the right to vote and to receive any dividends. The administrator may permit or require the payment of dividends to be deferred. If any dividends or other distributions are paid in shares of Common Stock, such shares shall be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid.

•	Subject to the applicable award agreement and the Plan, upon termination of service for any reason during the Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the administrator as specified in the award agreement.

•	Once the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the participant.

•	In the event of the participant’s retirement, disability or death, or in cases of special circumstances, the administrator may waive any or all of the limitations imposed under the Plan with respect to any or all Restricted Stock award(s).

Performance Shares

        Performance shares may be awarded either alone or in addition to other Awards granted under the Plan. The administrator shall determine the eligible persons to whom, and the time or times at which performance shares shall be awarded, the number of performance shares to be awarded to any person, the duration of the period (the “Performance Period”) during which, and the conditions under which, receipt of the performance shares will be deferred, and the other terms and conditions of the award. The administrator may condition the grant of performance shares upon the achievement of specific business objectives, measurements of individual, business unit, Company or Subsidiary performance, or such other factors or criteria as the administrator shall determine. The provisions of the award of performance shares need not be the same with respect to each participant, and such awards to individual participants need not be the same in subsequent years. Performance shares awarded pursuant to the Plan shall also be subject to the following terms and conditions:

•	Subject to the Plan and the related award agreement, performance shares may not be sold, assigned, transferred, pledged or otherwise encumbered during the Performance Period. At the expiration of the Performance Period, share certificates or cash of an equivalent value (as the administrator may determine) shall be delivered to the participant, or his or her legal representative, in a number equal to the shares covered by the award agreement.

•	Unless the administrator determines otherwise at the time of award, amounts equal to any cash dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Share award will not be paid to the Participant.

•	Subject to the award agreement and the Plan, upon termination of service for any reason during the Performance Period for a given award, the performance shares in question will vest or be forfeited in accordance with the terms and conditions established by the administrator.

•	Based on service, performance and/or such other factors or criteria as the administrator may determine and as set forth in the award agreement, the administrator may, at or after grant, accelerate the vesting of all or any part of any award of performance shares and/or waive the deferral limitations for all or any part of such award.

Other Stock-Based Awards

        Other awards of Common Stock and other awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock (“Other Stock-Based Awards”), may be granted either alone or in addition to other awards under the Plan. Subject to the provisions of the Plan, the administrator shall have authority to determine the persons to whom and the time or times at which such awards shall be made, the number of shares of Common Stock to be awarded pursuant to such awards, and all other conditions of the awards. The administrator may also provide for the grant of Common Stock under such awards upon the completion of a specified performance period. The provisions of Other Stock-Based Awards need not be the same with respect to each participant and such awards to individual participants need not be the same in subsequent years.

        Other Stock-Based Awards granted pursuant to the Plan shall be set forth in an award agreement and shall be subject to the following terms and conditions:

•	Subject to the Plan and the award agreement, shares of Common Stock subject to Other Stock-Based Awards may not be sold, assigned, transferred, pledged, or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

•	Unless the administrator determines otherwise at the time of award, subject to the provisions of the Plan and the award agreement, the recipient of an Other Stock-Based Award shall be entitled to receive, currently or on a deferred stock basis, dividends or other distributions with respect to the number of shares of Common Stock covered by the award.

•	Any Other Stock-Based Award and any Common Stock covered by any such award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the administrator.

•	In the event of the participant’s retirement, disability or death, or in cases of special circumstances, the administrator may, in its sole discretion, waive in whole or in part any or all of the limitations imposed under the Plan with respect to any or all Other Stock-Based Award(s).

•	Common Stock issued or sold under an Other Stock-Based Award may be issued or sold for no cash consideration or such consideration as the administrator shall determine and specify in the award agreement.

Federal Tax Consequences

        The following paragraphs summarize the federal income tax consequences with respect to the grant of options, restricted stock, performance shares, Other Stock-Based Awards, and acquisitions and dispositions of shares, based upon management’s understanding of existing federal income tax laws as of the date of this proxy statement. The rules governing the tax treatment of options, restricted stock, performance shares and other stock-based wards, and stock acquired pursuant to such awards are quite technical. Therefore, the following description of tax consequences is necessarily general and does not purport to be complete. Also, state and local income tax consequences are not discussed and may vary from locality to locality.

        In the case of Qualified Options, no tax consequence will result (except in the case of an optionee who is subject to the alternative minimum tax) from a grant of an option to, or the exercise of an option by the optionee. Instead, the optionee will recognize gain or loss when the shares received upon exercise of the option are disposed of or sold. For purposes of determining the gain or loss, the optionee’s basis in the shares will be the option price. If the date of sale or disposition of the shares is at least two years after the date of the grant of the option, and at least one year after receipt of the shares upon exercise of the option, the optionee will be entitled to long-term capital gain treatment upon the sale or disposition. The Company generally will not be allowed a deduction with respect to a Qualified Option. If, however, the optionee fails to meet the holding period requirements, any gain realized upon sale or disposition of the shares received upon exercise will be treated as ordinary income, rather than capital gain, to the extent of the excess, if any, of the fair market value of the shares at the time of exercise over the exercise price. In that case, the Company will be allowed a corresponding deduction.

        In the case of Nonqualified Options, no tax consequences will result to the optionee, or the Company, from the grant of an option under the Option Plan. The difference between the fair market value of the shares at the time an option is exercised and the exercise price generally will be treated as ordinary income to the optionee, and the Company will be entitled to a corresponding deduction. Tax consequences to an optionee will arise again at the time the shares of common stock are sold. In general, if the shares have been held for more than one year, the gain or loss will be treated as long-term capital gain or loss. Otherwise, the gain or loss will be treated as short-term capital gain or loss. The amount of any gain or loss will be calculated under the general principles for determining gain or loss and will equal the difference between the amount realized on the sale and the tax basis in the shares of common stock. The tax basis will equal the cost of the shares plus any income recognized upon the exercise of the option.

        The current federal income tax consequences of other awards authorized under the Plan generally follow certain basic patterns: restricted stock is taxed as income at the time the restrictions lapse equal to the excess of the fair market value over the price paid; performance share and other stock-based awards are generally subject to tax at the time of payment in the form of stock or cash; and compensation otherwise effectively deferred is taxed to the individual when paid. In each of the foregoing cases, we will generally have a corresponding deduction at the time the participant recognizes income.

        If the vesting or payment of an award accelerates under the Plan in connection with a change in control, the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration. Furthermore, if compensation attributable to awards is not performance-based within the meaning of 162(m) of the

Internal Revenue Code, the Company may not be permitted to deduct aggregate compensation to certain executive officers that is not performance-based, to the extent that it exceeds $1,000,000 in any tax year.

Required Vote for Approval

        At the Annual Meeting, the shareholders are being requested to consider and approve the Long-Term Incentive Plan. The affirmative vote of a majority of the holders of our outstanding voting stock represented and voted at the Annual Meeting is required to approve the Plan.

        The Board of Directors recommends a vote FOR approval of the amendment to the Long-Term Incentive Plan.

SHAREHOLDER RETURN PERFORMANCE GRAPH

        The following line graph compares the cumulative total shareholder return on our common stock with the cumulative total return of the NASDAQ Stock Market (U.S.) and the cumulative total return of an industry peer group (the “Peer Group”) for the period commencing July 1, 2000, and ending July 2, 2005. The Peer Group consists of Intevac, Inc., Photon Dynamics, Inc., Ulvac Inc., and Unaxis Holding. The graph assumes the investment of $100 on July 1, 2000 in our common stock, the NASDAQ Stock Market (U.S.) and the Peer Group Index with dividends reinvested.

AFCO (NASDAQ)		Weighted Cumulative Total Return						%Peer Group Market Cap
Peer Group Cumulative Total Return
(Weighted Average by Market Value)		7/00	6/01	6/02	6/03	6/04	7/05	2-Jul-05

Peer Group Weighted Average		100	49.59	43.77	34.63	46.63	44.20

Photon Dynamics Inc	PHTNE	100.00	36.15	40.17	36.12	46.77	28.05	16.79%
Intevac Inc	IVAC	100.00	115.39	65.57	180.17	237.08	271.44	5.23%
Unaxis Holding AG	UNAX	100.00	52.03	44.15	31.64	43.35	53.14	42.25%
Ulvac	ULVA	0.00	0.00	0.00	0.00	85.89	64.73	35.73%

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Pursuant to Section 16 of the Securities Exchange Act of 1934, our directors, executive officers, and our secretary to the board of directors, as well as any person holding more than 10% of our common stock, are required to report initial statements of ownership of our securities and changes in such ownership to the Securities and Exchange Commission. Based upon a review of the copies of such forms furnished to us, we believe that the reporting persons complied with the filing requirements applicable to them.

SHAREHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING

        Any proposal of a shareholder intended to be presented for action at our 2006 annual meeting pursuant to Securities and Exchange Commission Rule 14a-8, must be received by the Company not later than June 3, 2006, if the shareholder wishes the proposal to be included in our proxy materials for that meeting. Any such proposals must be submitted in accordance with applicable Securities and Exchange Commission rules and regulations. Any shareholder proposal not submitted pursuant to the Rule 14a-8 will not be eligible for inclusion in our proxy materials for the 2005 Annual Meeting, but may be submitted to the Company. All shareholder proposals must be received by the Company at Applied Films Corporation, 9586 I-25 Frontage Road, Suite 200, Longmont, Colorado 80504, Attention: Corporate Secretary.

AVAILABILITY OF 10-K ANNUAL REPORT

        An annual report on Form 10-K to the Securities and Exchange Commission for the year ended July 2, 2005 containing certified financial statements has been mailed to the shareholders with these materials and also will be provided free to shareholders upon written request. Write Applied Films Corporation, Attention: Chief Financial Officer, 9586 I-25 Frontage Road, Suite 200, Longmont, Colorado 80504. The annual report on Form 10-K is also available at www.appliedfilms.com.

MISCELLANEOUS

        Our management is not aware of any other matter to be presented for action at the meeting. However, if any such other matter is properly presented for action, it is the intention of the persons named in the accompanying forms of proxy to vote thereon in accordance with their best judgment.

        The cost of soliciting proxies in the accompanying forms will be borne by us. In addition to solicitation by mail, proxies may be solicited in person, or by telephone or telegraph, by some of our regular employees.

        The above Notice and Proxy Statement are sent by order of the Board of Directors.

September 30, 2005

/s/Richard P. Beck —————————————— Richard P. Beck CHAIRMAN OF THE BOARD

APPENDIX A

APPLIED FILMS CORPORATION

AUDIT COMMITTEE CHARTER

ORGANIZATION
There shall be a committee of the board of directors of Applied Films Corporation (the “Company”) to be known as the Audit Committee. The Audit Committee shall be composed of at least three directors, none of whom shall be employees of the Company and each of whom shall be free from any relationship that would interfere with the exercise of his or her independent judgment, as determined by the Board of Directors and in accordance with the independence requirements of The NASDAQ Stock Market (“NASDAQ”) and the rules and regulations of the Securities and Exchange Commission (“SEC”); provided, however, that if permitted by the NASDAQ rules and the rules and regulations of the SEC, one member need not meet the independence requirements under the conditions specified by such requirements and rules and regulations. All members of the Audit Committee shall be able to read and understand the financial statements of the Company and otherwise comply with the experience requirements of the NASDAQ and SEC rules and regulations, and at least one member shall meet the financial sophistication criteria of the NASDAQ.

STATEMENT OF POLICY
The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community to oversee corporate accounting and reporting practices of the Company, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication with the independent auditors, the internal auditors, and the financial management of the Company. The Audit Committee shall ,monitor reports of all employees and other consultants to the Company voicing concerns with the Company’s accounting, reporting or other practices. The Audit Committee shall have a clear understanding with management and the independent auditors that the independent auditors are to report directly to the Audit Committee, and that the independent auditors are ultimately accountable to the Audit Committee. The Audit Committee shall have authority to engage independent advisors. The Company will provide funding as deemed appropriate by the Audit Committee, for the independent auditor or other independent accountants issuing audit, review or attest services to the Company and any advisors retained by the Audit Committee.

RESPONSIBILITIES
In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

•	Meet quarterly to review company financial information, prior to the release of such information to the public.
•	Have sole authority to hire and terminate the independent auditors
•	Have sole responsibility for all functions of the independent auditors, who shall report to the Committee.
•	Negotiate, execute and deliver the engagement letter to be entered into between the Company and the independent auditors, and establish the compensation to be received by the independent auditors.
•	Evaluate on a periodic basis the performance of independent auditors to be engaged to audit the financial statements of the Company and its divisions and subsidiaries.

•	Have the sole authority to approve non-audit services to be performed by the independent auditors and audit services provided by any public accounting firm providing audit or attest services, and the fees therefore, which authority the Audit Committee may delegate to one or more members of the Audit Committee.
•	Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors and management’s response.
•	Review with the independent auditors, the Company’s internal auditor, if applicable, and financial and accounting personnel, the adequacy and effectiveness of the accounting, financial and disclosure controls of the Company, including financial controls required by Sarbanes-Oxley Section 404 or the PCAOB, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee should adopt and periodically review company policy statements including a code of ethics for financial officers and determine their adherence to the Company’s code of conduct.
•	Review the internal audit function of the Company including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.
•	Receive and discuss reports of findings from completed internal audits, progress reports on the proposed internal audit plan, with explanations for any deviations from the original plan, and progress reports on the documenting, testing and updating internal controls.
•	Review the quarterly and annual financial statements, Management Discussion and Analysis sections Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, with management and the independent auditors, as well as reserves and estimates and the assumptions therefore, and all significant correcting adjustments identified by the independent auditors, and disagreements between management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented.
•	Review critical accounting policies and practices, alternative treatments of financial information discussed by management and the independent auditors. Discuss with the independent auditors matters required to be disclosed or discussed under Statement of Auditing Standards No. 61 and No. 100, including their judgment of the quality, not just the acceptability of the Company’s accounting principles, and other matters required to be disclosed under Rules of the SEC, the PCAOB or auditing standards.
•	Approve new or material changes in the Company’s accounting principles, practices and policies or assumptions.
•	Provide sufficient opportunity for the internal, if applicable, and independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors’ evaluation of the Company’s financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit, including their access to all requested records, data and information.
•	Receive written statements from the independent auditors delineating all relationships between the independent auditors and the Company consistent with Independence Standards Board Standard No. 1, and consider and discuss with the auditors any disclosed relationships or services that could affect the auditors’ objectivity and independence, and if so determined by the Audit Committee, take appropriate action to resolve issues regarding the independence of the auditors.
•	Review accounting and financial human resources and succession planning for those functions within the Company.

•	Investigate any matter brought to its attention within the scope of its duties, with the power to retain and pay for, out of Company funds, outside counsel and other advisors for this purpose if, in its judgment, that is appropriate.
•	Review Company press releases and SEC or NASDAQ filings containing financial information for the purpose of ensuring that such press releases or filings properly disclose financial information presented in accordance with generally accepted accounting principles, adequately disclose how pro forma information differs from financial information presented in accordance with generally accepted accounting principles and do not give undue prominence to such pro forma information or otherwise provide misleading presentations of the Company’s results of operations or financial condition.
•	Have the sole authority to approve the hiring of any employee who is employed by the independent auditor, or has been employed by the independent auditor within the five years prior to the date of determination whether or not to hire such employee.
•	Monitor reports from employees and others pursuant to the Company’s Whistleblower Policy, and the Company’s investigation and response thereof.
•	Prepare or approve the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement and approve certifications required by the NASDAQ.
•	Review and assess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.
•	Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the board of directors.
•	Perform such other functions and to have such power as it may deem necessary or advisable in the efficient and lawful discharge of the foregoing.

        The operation of the Audit Committee shall be subject to the By-laws as in effect from time to time and the laws of the State of Colorado.

APPENDIX B

APPLIED FILMS CORPORATION
LONG-TERM INCENTIVE PLAN
(as amended through October 28, 2005)

ARTICLE 1
ESTABLISHMENT AND PURPOSE OF THE PLAN

        1.1        Establishment of the Plan. Applied Films Corporation, a Colorado corporation (the “Company”), establishes an incentive compensation plan known as the “Applied Films Corporation Long-Term Incentive Plan” (the “Plan”) and is amending the Plan as set forth in this document. The Plan permits the granting of stock options, stock appreciation rights, restricted stock, performance shares, and other stock-based awards to key employees of the Company and its Subsidiaries, as well as Directors, Non-employee Officers and Consultants. The Plan was ratified by the affirmative vote of holders of a majority of shares of the Company’s Common Stock present and entitled to vote at the 2003 Annual Meeting of Shareholders, and became effective as of January 1, 2005 (the “Effective Date”). The amendments herein are effective as of January 1, 2005. No amendments resulted in enhanced benefits to Participants.

        1.2        Purpose of the Plan. The purpose of the Plan is to promote the long-term success of the Company for the benefit of the Company’s shareholders, through stock-based compensation, by aligning the personal interests of Plan Participants with those of its shareholders. The Plan is designed to allow Plan Participants to participate in the Company’s future, as well as to enable the Company to attract, retain and award such individuals.

        1.3        Term of Plan. No Awards shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date (“Termination Date”), provided that Awards granted prior to the Termination Date may extend beyond that date.

ARTICLE 2
DEFINITIONS

        For purposes of this Plan, the following terms shall have the meanings set forth below:

        2.1        “Administrator”shall mean the Board or any of the Committees designated to administer the Plan in accordance with Section 3.1 of the Plan.

        2.2        “Award” shall mean any award under this Plan of any Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or Other Stock-Based Award.

        2.3        “Award Agreement” shall mean an agreement evidencing the grant of an Award under this Plan. Awards under the Plan shall be evidenced by Award Agreements that set forth the details, conditions and limitations for each Award, as established by the Administrator and shall be subject to the terms and conditions of the Plan.

        2.4        “Award Date” shall mean the date that an Award is made, as specified in an Award Agreement.

        2.5        “Board” shall mean the Board of Directors of the Company.

        2.6        “Code” shall mean the Internal Revenue Code of 1986, as amended.

        2.7        “Committee” shall mean one of the Committees, as specified in Article 3, appointed by the Board to administer the Plan.

        2.8        “Common Stock” shall mean the Common Stock, no par value per share, of the Company.

        2.9        “Consultant” shall mean any person or entity engaged by the Company or a Subsidiary to render services to the Company or that Subsidiary.

        2.10        “Director” shall mean a member of the Board or a member of the Board of Directors of a Subsidiary.

        2.11        “Disability” shall mean:

        (a)        The inability of a Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months; or

        (b)        The receipt of income replacement benefits by a Participant for a period of not less than 3 months under an accident and health plan covering the Company’s employees by reason of any medically determinable physical or mental impairment of the Participant which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

        2.12        “Employee” shall mean any person employed by the Company or a Subsidiary. Neither service as a Director nor the payment of a Director’s fee by the Company shall be sufficient to constitute employment by the Company.

        2.13        “Exchange Act” shall mean the Securities Exchange Act of 1934.

        2.14        “Fair Market Value” shall be the closing sale price of the Company’s Common Stock for such date on the NASDAQ. If no sale of shares of Common Stock is reflected on NASDAQ on a date, “Fair Market Value” shall be determined according to the closing sale price on the next preceding day on which there was a sale of shares of Common Stock reflected on NASDAQ.

        2.15        “Immediate Family Member” shall mean the spouse, and/or any child or grandchild of a Participant.

        2.16        “Incentive Stock Option” or “ISO” shall mean an option to purchase shares of Common Stock granted under Article 6, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

        2.17        “Insider” shall mean an employee who is an officer (as defined in Rule 16a-1(f) of the Exchange Act) or Director, or holder of more than 10% of its outstanding shares of the Company’s Common Stock.

        2.18        “NASDAQ” shall mean the National Association of Security Dealers Automated Quotation System or any successor then in use.

        2.19        “Non-employee Director” shall mean a person who satisfies (1) the definition of “Non-employee Director” within the meaning set forth in Rule 16b-3(b)(3), as promulgated by the SEC under the Exchange Act, or any successor definition adopted by the SEC, or (2) the definition of “outside director” within the meaning of Section 162(m) of the Code.

        2.20        “Non-employee Officer” shall mean a person who is not an employee, but who has been elected as an officer of the Company or of the Board.

        2.21        “Nonqualified Stock Option” or “NQSO” shall mean an option to purchase shares of Common Stock, granted under Article 6, which is not an Incentive Stock Option.

        2.22        “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

        2.23        “Option Price” shall mean the price at which a share of Common Stock may be purchased by a Participant pursuant to an Option, as determined by the Administrator.

        2.24        “Other Stock-Based Award” shall mean an Award under Article 9 of this Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock.

        2.25        “Participant” shall mean an Employee, a Director, a Consultant, or a Non-employee Officer who holds an outstanding Award granted under the Plan.

        2.26        “Performance Shares” shall mean an Award granted under Article 8 of this Plan evidencing the right to receive Common Stock or cash of an equivalent value at the end of a specified performance period.

        2.27        “Permitted Transferee” means (i) an Immediate Family Member, (ii) a trust or trusts for the exclusive benefit of the Participant and/or one or more Immediate Family Members, or (iii) a partnership or limited liability company whose only partners or members are the Participant and/or one or more Immediate Family Members.

        2.28        “Plan Shares” shall mean the shares of Common Stock which may be issued under this Plan, which may be either unauthorized and unissued Common Stock or issued Common Stock reacquired by the Company.

        2.29        “Restricted Stock” shall mean an Award granted to a Participant under Article 8 of this Plan.

        2.30        “Retirement” shall mean the termination of a Participant’s employment with the Company or a Subsidiary after the Participant attains the age of 60. With respect to a Director, Retirement shall mean the termination of a Director’s service as a Director of the Company or a Subsidiary after serving as a Director of the Company and/or any Subsidiary for a period of at least five (5) consecutive years prior to the date of termination of such service.

        2.31        “SEC” shall mean the Securities and Exchange Commission of the United States of America.

        2.32        “Subsidiary” shall mean any corporation in which the Company owns directly, or indirectly through subsidiaries, at least 50% of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least 50% of the combined equity thereof.

        2.33        “Termination of Service” shall mean the termination of an Employee’s employment with the Company or a Subsidiary. An Employee employed by a Subsidiary shall also be deemed to incur a Termination of Service if the Subsidiary ceases to be a Subsidiary and the Participant does not immediately thereafter become an employee of the Company or another Subsidiary. With respect to a Participant that is not an Employee, Termination of Service shall mean the termination of the person’s service as a Director, as a Consultant, or as a Non-employee Officer.

ARTICLE 3
ADMINISTRATION

        3.1        The Administrator. The Plan may be administered by different Committees with respect to different groups of Plan Participants. To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more Non-Employee Directors. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3. Other than as provided above, the Plan shall be administered by (a) the Board, or (b) a Committee, which Committee shall be constituted to satisfy the foregoing conditions.

        3.2        Administrator Authority. Subject to the Company’s Articles of Incorporation, Bylaws and the provisions of this Plan, the Administrator shall have full authority to grant Awards to key Employees, as well as Directors, Consultants and Non-employee Officers. Awards may be granted singly, in combination, or in tandem. The authority of the Administrator shall include the following:

(a) To select the key Employees, Directors, Non-employee Officers or Consultants to whom Awards may be granted under the Plan;

(b) To determine whether and to what extent Options, Restricted Stock, Performance Shares and Other Stock-Based Awards, or any combination thereof are to be granted under the Plan;

(c) To determine the number of shares of Common Stock to be covered by each Award;

        (d)        To determine the terms and conditions of any Award Agreement, including, but not limited to, the Option Price, any vesting restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Administrator shall determine in its sole discretion;

        (e)        To determine whether, to what extent and under what circumstances grants of Awards are to operate on a tandem basis and/or in conjunction with or apart from other cash compensation arrangement made by the Company and/or a subsidiary other than under the terms of this Plan;

(f) To determine under what circumstances an Award may be settled in cash, Common Stock, or a combination thereof; and

(g) To determine to what extent and under what circumstances shares of Common Stock and other amounts payable with respect to an Award shall be deferred.

        The Administrator shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (including any Award Agreement) and to otherwise supervise the administration of the Plan. A majority of any Committee or the Board shall constitute a quorum, and the acts of a majority of a quorum at any meeting, or acts reduced to or approved in writing by a majority of the members of any Committee or the Board, shall be the valid acts of any Committee or the Board. The interpretation and construction by any Committee or the Board of any provisions of the Plan or any Award granted under the Plan shall be final and binding upon the Company, the Board and Participants, including their respective heirs, executors and assigns. No member of the Board or any Committee shall be liable for any action or determination made in good faith with respect to the Plan or an Award granted hereunder.

        3.3        No Authority to Reprice. Notwithstanding the authority described in Section 3.2, without the prior approval of the Company’s shareholders, neither the Committee nor the Board shall have the authority to lower the option exercise price of previously granted Awards, whether by means of the amendment of previously granted Awards or the replacement or regrant, through cancellation, of previously granted Awards.

ARTICLE 4
COMMON STOCK SUBJECT TO THE PLAN

        Subject to adjustment as provided in Section 12.1, the maximum aggregate number of shares of Common Stock which may be issued under this Plan, which may be either unauthorized and unissued Common Stock or issued Common Stock reacquired by the Company shall be 2,400,000.

        Determinations as to the number of Plan Shares that remain available for issuance under the Plan shall be made in accordance with such rules and procedures as the Administrator shall determine from time to time. If an Award expires unexercised or is forfeited, cancelled, terminated or settled in cash in lieu of Common Stock, the shares of Common Stock that were theretofore subject (or potentially subject) to such Award may again be made subject to an Award Agreement. In addition, shares from the following sources shall be added to the number of Plan Shares available for issuance under the Plan:

(1) Any shares of the Company’s Common Stock surrendered in payment of the exercise price of Options or to pay the tax withholding obligations incurred upon the exercise of Options;

(2) Options withheld to pay the exercise price or tax withholding obligations incurred upon the exercise of Options; and

        (3)        The number of shares repurchased by the Company in the open market or otherwise having an aggregate purchase price no greater than the cash proceeds received by the Company from the sale of shares of the Company’s stock under the Plan.

ARTICLE 5
ELIGIBILITY

        The persons who shall be eligible to receive Awards under the Plan shall be selected by the Administrator from time to time. In making such selections, the Administrator shall consider the nature of the services rendered by such persons, their present and potential contribution to the Company’s success and the success of the particular Subsidiary of the Company by which they are employed or to whom they provide services, and such other factors as the Administrator in its discretion shall deem relevant. Participants may hold more than one Award, but only on the terms and subject to the restrictions set forth in the Plan and their respective Award Agreements. No Participant may receive Awards under the Plan covering more than 25% of Plan Shares.

ARTICLE 6
STOCK OPTIONS

        6.1        Options. Options may be granted alone or in addition to other Awards granted under this Plan. Each Option granted under this Plan shall be either an Incentive Stock Option (ISO) or a Nonqualified Stock Option (NQSO).

        6.2        Grants. The Administrator shall have the authority to grant to any Participant one or more Incentive Stock Options, Nonqualified Stock Options, or both types of Options. To the extent that any Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Option or the portion thereof which does not qualify shall constitute a separate Nonqualified Stock Option.

        6.3        Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under such Section 422. An Incentive Stock Option shall not be granted to an individual who, on the date of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company. The aggregate Fair Market Value, determined on the Award Date of the shares of Common Stock with respect to which one or more Incentive Stock Options (or other incentive stock options within the meaning of Section 422 of the Code, under all other option plans of the Company) granted on or after January 1, 1987, that are exercisable for the first time by a Participant during any calendar year shall not exceed the $100,000 limitation imposed by Section 422(d) of the Code.

        6.4        Terms of Options. Options granted under the Plan shall be evidenced by Award Agreements in such form as the Administrator shall, from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions:

        (a)        Option Price. The Option Price per share of Common Stock purchasable under an Option shall be determined by the Administrator at the time of grant but shall be not less than 100% of the Fair Market Value of the Common Stock at the Award Date. Once granted, the Option Price may not be modified to provide the Participant with a more favorable price per share unless such modification is approved by the shareholders of the Company.

(b) Option Term. The term of each Option shall be fixed by the Administrator, provided that no Option shall be exercisable more than ten (10) years after the date the Option is granted.

        (c)        Exercisability. Except as provided in Section 12.2, no Option shall be exercisable either in whole or in part prior to the first anniversary of the Award Date. Thereafter, an Option shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator and set forth in the Award Agreement. If the Administrator provides that any Option is exercisable only in installments, the Administrator may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Administrator may determine.

        (d)        Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price in such form as the Administrator may accept, provided that no officer or director of the Company shall be permitted to make payment by promissory note or other obligation payable in the future. Notwithstanding the foregoing, an Option shall not be exercisable with respect to less than 100 shares of Common Stock unless the remaining shares covered by an Option are fewer than 100 shares. If and to the extent determined by the Administrator in its sole discretion at or after grant, payment in full or in part may also be made in the form of Common Stock owned by the Participant (and for which the Participant has good title free and clear of any liens and encumbrances and with respect to any shares of Common Stock acquired upon the exercise of an Option, has been held by the Optionee for a period of at least six (6) consecutive months), or by reduction in the number of shares issuable upon such exercise based, in each case, on the Fair Market Value of the Common Stock on the last trading date preceding payment as determined by the Administrator. No shares of stock shall be issued until payment has been made. A Participant shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option when the person exercising such option has given written notice of exercise, has paid for such shares as provided herein, and, if requested, has given the representation described in Section 12.1 of the Plan.

        (e)        Transferability of Options. No Option may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than through an agent as approved by the Administrator or by will or by the laws of descent and distribution, provided, however, the Administrator may, in its discretion, authorize all or a portion of a Nonqualified Stock Option to be granted to an optionee to be on terms which permit transfer by such optionee to a Permitted Transferee, provided that (i) there may be no consideration for any such transfer (other than the receipt of or interest in a family partnership or limited liability company), (ii) the Award Agreement pursuant to which such Options are granted must be approved by the Administrator, and must expressly provide for transferability in a manner consistent with this Section 6.4(e), and (iii) subsequent transfers of transferred Options shall be prohibited except those in accordance with Section 6.4(h). Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The events of termination of service of Sections 6.4(f), (g) and (h) hereof, and the tax withholding obligations of Section 13.3 shall continue to be applied with respect to the original optionee, following which the Options shall be exercisable by the Permitted Transferee only to the extent, and for the periods specified in Sections 6(f), (g), and (h). The Company shall not be obligated to notify Permitted Transferee(s) of the expiration or termination of any Option. Further, all Options shall be exercisable during the Participant’s lifetime only by such Participant and, in the case of a Nonqualified Stock Option, by a Permitted Transferee. The designation of a person entitled to exercise an Option after a person’s death will not be deemed a transfer.

        (f)        Termination of Service for Reasons other than Retirement, Disability, or Death. Upon Termination of Service for any reason other than Retirement or on account of Disability or death, each Option held by the Participant shall, to the extent rights to purchase shares under such Option have accrued at the date of such Termination of Service and shall not have been fully exercised, be exercisable, in whole or in part, at any time for a period of no more than three (3) months following Termination of Service in the case of ISOs or no more than six (6) months following Termination of Service in the case of NQSOs, subject, however, to prior expiration of the term of such Options and any other limitations on the exercise of such Options in effect at the date of exercise. Whether an authorized leave of absence or absence because of military or governmental service shall constitute Termination of Service for such purposes shall be determined by the Administrator, which determination shall be final and conclusive.

        (g)        Termination of Service for Retirement or Disability. Upon Termination of Service by reason of Retirement or Disability, each Option held by such Participant shall, to the extent rights to purchase shares under such Option have accrued at the date of such Termination of Service and shall not have been fully exercised, remain exercisable in whole or in part, at any time during the twelve (12) month period following Termination of Service, subject, however, in any case, to the prior expiration of the term of the Option and any other limitation on the exercise of such Option in effect at the date of exercise.

        (h)        Termination of Service for Death. Upon Termination of Service due to death, each Option held by such Participant or Permitted Transferee shall, to the extent rights to purchase shares under the Options have accrued at the date of death and shall not have been fully exercised, be exercisable, in whole or in part, by the personal representative of the estate of the Participant or Permitted Transferee or by any person or persons who shall have acquired the Option directly from the Participant or Permitted Transferee by bequest or inheritance at any time during the twelve (12) month period following death, subject, however, in any case, to the prior expiration of the term of the Option and any other limitation on the exercise of such Option in effect at the date of exercise.

        (i)        Termination of Options. Any Option that is not exercised within whichever of the exercise periods specified in Sections 6.4(f), (g) or (h) is applicable shall terminate upon expiration of such exercise period.

        (j)        Purchase and Settlement Provisions. The Administrator may at any time offer to purchase an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made. In addition, if an Award Agreement so provides at the Award Date or is thereafter amended to so provide, the Administrator may require that all or part of the shares of Common Stock to be issued with respect to the exercise of an Option, in an amount not greater than the Fair Market Value of the shares that is in excess of the aggregate Option Price, take the form of Performance Shares, which shall be valued on the date of exercise on the basis of the Fair Market Value of such Performance Shares determined without regard to the deferral limitations and/or forfeiture restrictions involved.

ARTICLE 7
RESTRICTED STOCK

        7.1        Awards of Restricted Stock. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the Participant, the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Administrator may condition the grant of Restricted Stock upon the achievement of specific business objectives, measurements of individual, business unit, Company or Subsidiary performances, or such other factors as the Administrator may determine. The provisions of Restricted Stock awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

        7.2        Awards and Certificates. A Participant selected to receive a Restricted Stock Award shall not have any rights with respect to such Award, unless and until such Participant has executed an Award Agreement evidencing the Award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

        (a)        Acceptance. Awards of Restricted Stock must be accepted within a period of thirty (30) days (or such shorter period as the Administrator may specify at grant) after the Award Date, by executing an Award Agreement and by paying whatever price (if any) the Administrator has designated for such shares of Restricted Stock.

        (b)        Legend. Each Participant receiving a Restricted Stock Award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Applied Films Corporation Long-Term Incentive Plan and related Award Agreement entered into between the registered owner and the Company, dated _______________. Copies of such Plan and Agreement are on file in the offices of the Company, 9586 I-25 Frontage Road, Suite 200, Longmont, Colorado 80504.”

        (c)        Custody. The Administrator may require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

        7.3        Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Plan shall be subject to the following restrictions and conditions:

        (a)        Restriction Period. Subject to the provisions of this Plan and the Award Agreement, during a period set by the Administrator commencing with the Award Date (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge, or assign shares of Restricted Stock awarded under this Plan. Subject to these limits, the Administrator, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Administrator may determine.

        (b)        Rights as Shareholder. Except as provided in this subsection (b) and subsection (a) above, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including the right to vote and to receive any dividends. If any dividends or other distributions are paid in shares of Common Stock, such shares shall be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid.

        (c)        Termination of Service. Subject to the applicable provisions of the Award Agreement and this Article 7, upon Termination of Service for any reason during the Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Administrator as specified in the Award Agreement.

(d) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant.

        (e)        Waiver of Limitation. In the event of the Participant’s Retirement, Disability or death, or in cases of special circumstances, the Administrator may, in its sole discretion, waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Award under this Article 7.

ARTICLE 8
PERFORMANCE SHARES

        8.1        Award of Performance Shares. Performance Shares may be awarded either alone or in addition to other Awards granted under this Plan. The Administrator shall determine the eligible persons to whom and the time or times at which Performance Shares shall be awarded, the number of Performance Shares to be awarded to any person, the duration of the period (the “Performance Period”) during which, and the conditions under which, receipt of the Performance Shares will be deferred, and the other terms and conditions of the Award in addition to those set forth in Section 8.2, as specified in the Award Agreement. The Administrator may condition the grant of Performance Shares upon the achievement of specific business objectives, measurements of individual, business unit, Company or Subsidiary performance, or such other factors or criteria as the Administrator shall determine. The provisions of the award of Performance Shares need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

        8.2        Terms and Conditions. Performance Shares awarded pursuant to this Article 9 shall be subject to the following terms and conditions:

        (a)        Nontransferability. Subject to the provisions of this Plan and the related Award Agreement, Performance Shares may not be sold, assigned, transferred, pledged or otherwise encumbered during the Performance Period. At the expiration of the Performance Period, share certificates or cash of an equivalent value (as the Administrator may determine in its sole discretion) shall be delivered to the Participant, or his legal representative, in a number equal to the shares covered by the Award Agreement.

        (b)        Dividends. Unless otherwise determined by the Administrator at the time of Award, amounts equal to any cash dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Share Award will not be paid to the Participant.

        (c)        Termination of Employment. Subject to the provisions of the Award Agreement and this Article 8, upon Termination of Service for any reason during the Performance Period for a given Award, the Performance Shares in question will vest or be forfeited in accordance with the terms and conditions established by the Administrator at or after grant.

        (d)        Accelerated Vesting. Based on service, performance and/or such other factors or criteria as the Administrator may determine and set forth in the Award Agreement, the Administrator may, at or after grant, accelerate the vesting of all or any part of any award of Performance Shares and/or waive the deferral limitations for all or any part of such Award.

ARTICLE 9
OTHER STOCK-BASED AWARDS

        9.1        Other Awards. Other Awards of Common Stock and other Awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock (“Other Stock-Based Awards”), may be granted either alone or in addition to other Awards under the Plan. Subject to the provisions of this Plan, the Administrator shall have authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such awards, and all other conditions of the Awards. The Administrator may also provide for the grant of Common Stock under such Awards upon the completion of a specified performance period. The provisions of Other Stock-Based Awards need not be the same with respect to each Participant and such Awards to individual Participants need not be the same in subsequent years.

        9.2        Terms and Conditions. Other Stock-Based Awards made pursuant to this Article 9 shall be set forth in an Award Agreement and shall be subject to the following terms and conditions:

(a) Nontransferability. Subject to the provisions of this Plan and the Award Agreement, shares of Common Stock subject to Awards made under this Article 9 may not be sold, assigned,

transferred, pledged, or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

        (b)        Dividends. Unless otherwise determined by the Administrator at the time of Award, subject to the provisions of this Plan and the Award Agreement, the recipient of an Award under this Article 10 shall be entitled to receive, currently or on a deferred stock basis, dividends or other distributions with respect to the number of shares of Common Stock covered by the Award.

        (c)        Vesting. Any Award under this Article 10 and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Administrator, in its sole discretion.

        (d)        Waiver of Limitation. In the event of the Participant’s Disability or death, the Administrator may, in its sole discretion, waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Award under this Article 9.

        (e)        Price. Common Stock issued or sold under this Article 9 may be issued or sold for no cash consideration or such consideration as the Administrator shall determine and specify in the Award Agreement.

ARTICLE 10
TERMINATION OR AMENDMENT OF THE PLAN

        The Board may at any time amend, discontinue or terminate this Plan or any part thereof (including any amendment deemed necessary to ensure that the Company may comply with any applicable regulatory requirement); provided, however, that, unless otherwise required by law, the rights of a Participant with respect to Awards granted prior to such amendment, discontinuance or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the Company’s shareholders, no amendment may be made which would (i) increase the aggregate number of shares of Common Stock that may be issued under this Plan (except by operation of Article 4 or of Section 12.1 of the Plan); (ii) decrease the option price of any Option to less than 100% of the Fair Market Value on the date of grant for an Option; or (iii) extend the maximum option period under Section 6.4(b) of the Plan. The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 12.2 of the Plan, no such amendment or other action by the Administrator shall impair the rights of any Participant without the Participant’s consent. Awards may not be granted under the Plan after the Termination Date, but Awards granted prior to such date shall remain in effect or become exercisable pursuant to their respective terms and the terms of this Plan.

ARTICLE 11
UNFUNDED PLAN

        This Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payment not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

ARTICLE 12
ADJUSTMENT PROVISIONS

        12.1        Antidilution. Subject to the provisions of this Article 12, if the outstanding shares of Common Stock are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (i) the maximum number and kind of shares provided in Article 4 of the Plan, (ii) the number and kind of shares or other securities subject to the then outstanding Awards, and (iii) the price for each share or other unit of any other securities subject to the then outstanding Awards.

        12.2        Change in Control. In the event of a merger or consolidation of the Company with or into another corporation or any other entity or the exchange of substantially all of the outstanding stock of the Company for shares of another entity in which, after either transaction, the prior shareholders of the Company own less than 50% of the voting shares of the continuing or surviving entity, or in the event of the sale of all or substantially all of the assets of the Company, (either event, a “Change of Control”), then each outstanding Award shall be assumed or an equivalent option or award substituted by the successor corporation or a parent or subsidiary of the successor corporation, with appropriate adjustments as to the number and kind of shares and prices. In the event that the Administrator determines that the successor corporation or a parent or a subsidiary of the successor corporation has refused to assume or substitute an equivalent option or award for each outstanding Award, then all Awards then outstanding under the Plan will be fully vested and exercisable and all restrictions will immediately cease. If an Award becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change of Control, the Administrator shall notify all Participants that all outstanding Options shall be fully exercisable for a period of fifteen (15) days from the date of such notice and that any Options that are not exercised within such period shall terminate upon the expiration of such period.

        12.3        Adjustments by Administrator. Any adjustments pursuant to this Article 12 will be made by the Administrator, whose determination as to what adjustments will be made and the extent thereof will be final, binding, and conclusive. No fractional interest will be issued under the Plan on account of any such adjustments. Only cash payments will be made in lieu of fractional shares.

ARTICLE 13
GENERAL PROVISIONS

        13.1        Legend. The Administrator may require each person purchasing shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

        All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which the Common Stock is then listed, any applicable Federal or state securities law, and any applicable corporate law, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

        13.2        No Right to Employment. Neither this Plan nor the grant of any Award hereunder shall give any Participant or other employee, director or consultant any right with respect to continuance of employment, or any arrangement for services with the Company or any Subsidiary, nor shall there be a limitation in any way on the right of the Company or any Subsidiary by which an employee is employed to terminate his or her employment or for any director or consultant to terminate his or her relationship with the Company or its subsidiary at any time.

        13.3        Withholding of Taxes.The Company shall have the right to deduct from any payment to be made pursuant to this Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Unless otherwise prohibited by the Administrator, each Participant may satisfy any such withholding tax obligation by any of the following means or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold from the shares otherwise issuable to the Participant a number of shares having a Fair Market Value as of the “Tax Date,” less than or equal to the amount of the withholding tax obligation; or (c) delivering to the Company unencumbered shares owned by the Participant having a Fair Market Value, as of the Tax Date. The “Tax Date” shall be the date that the amount of tax to be withheld is determined.

        13.4        No Assignment of Benefits. No Award or other benefit payable under this Plan shall, except as otherwise specifically provided by law, be subject in any manner to anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge. Any attempt to anticipate, alienate, attach, sell, transfer, assign, pledge, encumber or charge, any such benefits shall be void, and any such benefit shall not in any manner be subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall such benefit be subject to attachment or legal process for or against such person.

        13.5        Governing Law. This Plan and actions taken in connection herewith shall be governed, construed and enforced in accordance with the laws and in the courts of the state of Colorado.

        13.6        Application of Funds. The proceeds received by the Company from the sale of shares ofCommon Stock pursuant to Awards granted under this Plan will be used for general corporate purposes.

        13.7        Rights as a Shareholder. Except as otherwise provided in an Award Agreement, a Participant shall have no rights as a shareholder of the Company until he or she becomes the holder of record of Common Stock.

        13.8        Non-U.S. Awards. The Administrator may grant Awards to Participants who are subject to the laws of nations other than the United States, which Awards may have terms and conditions that differ from the terms provided elsewhere in this plan for the purpose of complying with the laws or practices of nations other than the United States.

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An annual report to shareholders for the year ended July 2, 2005 containing certified financial statements is being mailed to the shareholders with these materials.

MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD2 ADD 3 ADD 4 ADD 5 ADD 6 !1234565654525!

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[__]  Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card

PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.
A Election of Directors

1. The Board of Directors recommends a vote FOR the following nominees.

		For	Withhold				For	Withhold
01	Election of a director for a term expiring in 2008: Richard P. Beck	[__]	[__]		03	Election of a Secretary to the Board for a term expiring in 2006: Daniel C. Molhoek	[__]	[__]

02	Election of a director for a term expiring in 2008: John S. Chapin	[__]	[__]

B Issues

The Board of Directors recommends a vote FOR the following proposals.

		For	Against	Abstain
2.	To increase the number of authorized shares under the Long Term Incentive Plan to 2,400,000 authorized shares.	[__]	[__]	[__]	4.	To transact such other business as may properly come before the meeting or at any adjournment of the meeting.

		For	Against	Abstain			Yes	No
3.	To ratify the appointment of Deloitte & Touche LLP as Applied Films Corporation's independent auditors for the 2006 fiscal year.	[__]	[__]	[__]		I plan to attend the meeting.	[__]	[__]

C   Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.

Please sign your name as it appears hereon. When shares are held jointly, each holder should sign. When signing for an estate, trust or corporation, the title and capacity should be stated. Persons signing as attorney-in-fact should submit powers of attorney exactly as name appears hereon.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date (mm/dd/yyyy)
__ __ / __ __ / __ __ __ __

Proxy — Applied Films Corporation

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) Lawrence D. Firestone and Thomas T. Edman as Proxies, each with the power to appoint a substitute, and hereby authorize(s) them to represent and to vote, as designated herein, all of the shares of common stock of Applied Films Corporation held of record by the undersigned. The Annual Meeting of Shareholders of Applied Films Corporation will be held at 9586 I-25 Frontage Road, Suite 200, Longmont, Colorado 80504, on Friday, October 28, 2005, at 8:00 A.M., local time, for the purposes stated on the reverse side.

When properly executed, this proxy will be voted in the manner directed by the undersigned shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES AND FOR THE LISTED PROPOSALS.

Shareholders of record at the close of business August 19, 2005, will be entitled to vote at the meeting or any adjournment of the meeting.

Your vote is important. It is important that your shares be represented at the Annual Meeting. Whether or not you expect to attend the Annual meeting, please sign, date and return the enclosed proxy in the envelope provided at your earliest convenience. If you do attend the meeting and wish to vote in person, you may do so even though you have submitted a proxy.

Internet and Telephone Voting Instructions
You can vote by telephone OR Internet! Available 24 Hours a day 7 days a week!
 Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (with U.S. and Canada)		To vote using the Internet

•	Call toll free 1-888-583-6175 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	•	Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY
•	Follow the simple instructions provided by the recorded message.	•	Enter the information requested on your computer screen and follow the simple instructions

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If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 5:30 p.m., Central Time, on October 27, 2005.
THANK YOU FOR VOTING.